NUVEEN Exchange-Traded Funds

MARCH 31, 1999

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NXP
NXQ
NXR
NXC
NXN
Select Portfolios

Photo of:

Highlights
As of March 31, 1999



   CONTENTS
  1      Dear Shareholder
  3      Portfolio Manager Roundtable
  5      NXP Performance Overview
  6      NXQ Performance Overview
  7      NXR Performance Overview
  8      NXC Performance Overview
  9      NXN Performance Overview
 10      Shareholder Meeting Report
 11      Portfolio of Investments
 27      Statement of Net Assets
 28      Statement of Operations
 29      Statement of Changes in Net Assets
 30      Notes to Financial Statements
 34      Financial Highlights
 36      Report of Independent Auditors
 37      Fund Information


CREDIT QUALITY                    PERFORMANCE HIGHLIGHTS

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

o Taxable-Equivalent Yield of 7.97%*
o Outperformed the total return performance of its Lipper Peer Group**
o Stable tax-free dividend for 23 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                57%
AA                                 11%
A                                  20%
BBB/NR                             12%


NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

o Taxable-Equivalent Yield of 7.94%*
o Outperformed the total return performance of its Lipper Peer Group**
o Stable tax-free dividend for 13 consecutive months

Pie Chart:
AAA/U.S. Guaranteed                63%
AA                                 16%
A                                  10%
BBB/NR                             11%



NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

o Taxable-Equivalent Yield of 7.75%*
o Outperformed the total return performance of its Lipper Peer Group**
o Ranked in the upper 15% of its Lipper Peer Group

Pie Chart:
AAA/U.S. Guaranteed                52%
AA                                 26%
A                                  10%
BBB/NR                             12%



NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

o Taxable-Equivalent Yield of 8.05%*
o Paralleled the total return performance of its Lipper Peer Group**
o Stable tax-free dividend for 13 consecutive months

Pie Chart:
Insured                            64%
Insured and U.S. Guaranteed        36%



NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

o Taxable-Equivalent Yield of 8.00%*
o Equaled the total return performance of its Lipper Peer Group**
o Stable tax-free dividend for 72 consecutive months

Pie Chart:
Insured                            57%
Insured and U.S. Guaranteed        39%
AAA/U.S. Guaranteed                 4%



* For investors in the 31% federal and applicable state income tax bracket. See your Fund's Performance Overview for more information.

** The Lipper Peer Group return represents the average annualized return of the funds in the appropriate Lipper Municipal Debt category. The Lipper total return assumes reinvestment of dividends and does not reflect any applicable sales charges.

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

DEAR SHAREHOLDER

I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report continued to meet their primary objectives of providing you with dependable tax-free income and attractive levels of after-tax total returns. The combination of these two factors demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.


THE YEAR IN REVIEW
The past 12 months saw the U.S. economy continue its pattern of non-inflationary growth, combined with low interest rates and unemployment levels that remain among the lowest in more than 30 years. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun sending recovery signals.

At the same time, inflation in the U.S. continued to operate at benign levels, with an increase of only 1.6% for the 12 months ended March 31, 1999. As Federal Reserve Chairman Alan Greenspan has recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for off-setting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Last fall, the Federal Reserve eased short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve seemed to shift its inflation-fighting approach to a more reactive stance. Barring any unforeseen developments, expectations are for a stable Fed policy - and a stable interest rate environment - throughout the remainder of 1999. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.

MUNICIPAL BONDS:
AN ATTRACTIVE INVESTMENT OPTION
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among investment options, offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a calm haven in otherwise turbulent markets, with lower volatility relative to Treasury bonds and other fixed-income investments. For the first three months of 1999, munis continued to outperform Treasuries and, in fact, were among the best performing asset classes for the quarter.

The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first quarter of the year. While interest rates on 30-year Treasury bonds rose from 5.10% at the end of December to 5.63% as of March 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, rose just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, as rates went up, prices went down. Though municipal bond prices also decreased, the drop was not as dramatic as it was for Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive due to safe-haven buying during the international economic crises of the past year. The financial turmoil around the globe eventually subsided, and foreign investors began to shy away from U.S. denominated securities, which caused Treasuries to drop in price. At the end of March 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the more typical range of 86-87%. For investors, this meant that quality long-term municipal bonds offered almost the same yield as Treasury bonds with comparable maturities
- even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

In 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first quarter of 1999, however, as the market settled into a stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply declined 30% from the levels of the first quarter of 1998. This, in turn, enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.

The U.S. economy continues to benefit municipal issuers, as higher tax revenues produced improvements in the fundamental health of many municipalities. In 1998, for example, state tax revenues rose by an average of 6.9%. This expanded flow of tax dollars resulted in higher credit ratings for many municipal governments, as Moody's and Standard & Poor's - the two largest credit rating agencies upgraded 95 muni-cipal bond issues while downgrading only 47. The healthcare sector accounted for half of the downgraded issues, as improved projections regarding Medicare's solvency were countered by medical costs that outpaced inflation and continued pressure on hospitals from health insurers and the government.

THE VALUE OF NUVEEN EXPERTISE
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us and look forward to meeting your investment needs well into the next century.

Sincerely,



TIMOTHY R. SCHWERTFEGER
Chairman of the Board

May 17, 1999

Sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

NUVEEN SELECT PORTFOLIOS PORTFOLIO MANAGER ROUNDTABLE

PORTFOLIO MANAGERS MIKE DAVERN, STEVE PETERSON, AND TOM SPALDING DISCUSS THE CURRENT MUNICIPAL MARKET ENVIRONMENT, PORTFOLIO PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN SELECT PORTFOLIOS. MIKE, WHO JOINED NUVEEN IN 1991, HAS 16 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL AND HAS MANAGED THE CALIFORNIA SELECT PORTFOLIO SINCE JULY 1998. STEVE, AN 11-YEAR VETERAN OF NUVEEN WHO MANAGES A RANGE OF NEW YORK MUNICIPAL BOND FUNDS, ASSUMED MANAGEMENT RESPONSIBILITY FOR THE NEW YORK SELECT PORTFOLIO IN EARLY 1999. ALSO AT THAT TIME, TOM - WHO HAS 23 YEARS OF INVESTMENT EXPERIENCE AT NUVEEN - TOOK OVER MANAGEMENT OF THE NATIONAL SELECT PORTFOLIOS.

WHAT FACTORS HAVE AFFECTED THE MUNICIPAL MARKET OVER THE PAST YEAR?
Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising due to the growth in personal income, the national government is now generating a budget surplus. In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.

The other big story in the municipal market over the past year was the impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first quarter of 1999, however, the stable interest rate environment we have experienced since November 1998 led to fewer refundings and a 30% drop-off in new issue volume from first quarter 1998 levels. During this period, the continued demand from individual investors compensated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition. In California and New York, the issuance of municipal bonds remained very heavy in 1998, while both states experienced tighter supply during the first quarter of 1999, which was in line with national trends. In both states, supply was met with exceptionally high demand, especially from individual investors who looked to tax-free municipal bonds for relief from high state taxes.

For the remainder of 1999, if interest rates remain stable, we expect to see less refinancing volume and a continuation of the tighter supply scenario of the first quarter. Demand should also remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income investments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

HOW DID THE SELECT PORTFOLIOS PERFORM OVER THE PAST YEAR?
For the 12 months ended March 31, 1999, the Nuveen Select Portfolios produced total returns on net asset value (NAV) ranging from 5.40% to 5.76%, providing taxable-equivalent returns of 8.09% to 8.85%, as shown in the accompanying table. For comparison purposes, the total returns for the portfolios' benchmarks
- the Lehman Brothers Municipal Bond Index and the Lehman California and New York Insured Municipal Bond indexes - and the averages for the appropriate Lipper Municipal Debt category are also provided. Over the past year, the Select Portfolios performed well within the range of what investors should expect from these portfolios, given their unique structure.



                                               LEHMAN            LIPPER
              TOTAL RETURN ON NAV       TOTAL RETURN1          AVERAGE2
      1-YEAR ENDED          TAXABLE-     1-YEAR ENDED      1-YEAR ENDED
           3/31/99       EQUIVALENT3          3/31/99           3/31/99
--------------------------------------------------------------------------------
NXP          5.43%             8.09%            6.20%             5.15%
--------------------------------------------------------------------------------
NXQ          5.63%             8.23%            6.20%             5.15%
--------------------------------------------------------------------------------
NXR          5.76%             8.29%            6.20%             5.15%
--------------------------------------------------------------------------------
NXC          5.65%             8.85%            6.98%             5.81%
--------------------------------------------------------------------------------
NXN          5.40%             8.35%            6.51%             5.39%
--------------------------------------------------------------------------------

HOW WERE THE PORTFOLIOS' DIVIDENDS AND SHARE PRICES AFFECTED?
In the low interest rate environment of the past twelve months, good call protection helped support the dividends of NXP, NXQ, NXC, and NXN and shield the income of these portfolios from erosion. As of March 31, 1999, NXN had provided shareholders with 72 consecutive months of steady or increasing income, NXP had produced steady or increasing dividends for 23 consecutive months, and both NXC and NXQ had steady dividends for 13 months. During the past year, lower interest rates also led to an increase in the number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to a reduction in the income level of NXR and necessitated a dividend cut in November 1998.

Even with this single dividend adjustment, all of the portfolios continued to provide attractive market yields that ranged from 5.03% to 5.50% as of March 31, 1999, providing taxable-equivalent yields of 7.29% to 7.97% for investors in the 31% federal income tax bracket. The addition of state taxes in California (combined rate of 37.5%) and New York (35.5%) boosted the taxable-equivalent yields to 8.05% and 8.00%, respectively, for shareholders in the state portfolios.

1 The three national Select Portfolios - NXP, NXQ, and NXR - are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The two state-specific portfolios, NXC and NXN, are compared with the Lehman Insured Municipal Bond indexes for California and New York, respectively. These are unleveraged indexes covering a broad range of insured municipal bonds within each of these states. Results for Lehman indexes do not reflect any initial or ongoing expenses.
2 The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper Municipal Debt category. The three national portfolios are compared with a peer group of unlev-eraged insured funds. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. NXC is compared with other unleveraged insured California funds in the Lipper data base, while NXN is compared with unleveraged insured New York funds.
3 The taxable-equivalent total returns for the three national portfolios are based on a federal income tax rate of 31.0%, while returns for the California and New York portfolios are based on combined federal and state income tax rates of 37.5% and 35.5%, respectively.

As interest rates declined over the past year, active demand for the Nuveen Select Portfolios - spurred by their outstanding dividend records - resulted in solid share price performance. At the same time, improvements in the portfolios' NAVs were somewhat constrained by the potential impact of upcoming bond calls. As a result, over the year, both NXQ and NXR moved from discounts (share price below NAV) to premiums (share price above NAV), while the other three portfolios saw their premiums widen.

                      SHARE                                           PREMIUM/             TOTAL RETURN
                    PRICE ($)                 NAV($)              DISCOUNT TO NAV4        ON SHARE PRICE
------------------------------------------------------------------------------------------------------------
                                                                                        1-YEAR
                                                                                         ENDED   TAXABLE-
                 3/31/98     3/31/99    3/31/98     3/31/99     3/31/98    3/31/99      3/31/99  EQUIVALENT3
------------------------------------------------------------------------------------------------------------
NXP               15.875      16.375      15.62       15.55       1.63%      5.31%      9.02%    11.63%
------------------------------------------------------------------------------------------------------------
NXQ              15.3125      15.875      15.43       15.41      -0.76%      3.02%      9.51%    12.13%
------------------------------------------------------------------------------------------------------------
NXR              14.9375       15.25      14.96       14.98      -0.15%      1.80%      7.78%    10.31%
------------------------------------------------------------------------------------------------------------
NXC              15.3125       15.75      15.21       15.26       0.67%      3.21%      8.22%    11.40%
------------------------------------------------------------------------------------------------------------
NXN                15.00      15.125      14.91       14.92       0.60%      1.37%      6.14%     9.07%
------------------------------------------------------------------------------------------------------------

For additional information, see the individual Performance Overview for your portfolio in this report.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE SELECT PORTFOLIOS DURING THE PAST YEAR?
Established in 1992, the Select Portfolios are a uniquely structured group of investments designed as a source of dependable tax-free income with a set maturity schedule. Their fixed portfolio structure, defined life cycle, and emphasis on income stability make these five portfolios the ideal choice for investors who want the income and maturity of individual bonds enhanced by the ongoing surveillance and diversification provided by Nuveen. The focus of our management strategies over the past year continued to be on supporting stable tax-exempt dividends at the highest levels consistent with the portfolios' objectives. Buying and selling in these portfolios is carried out only when opportunities to enhance income, credit quality, or portfolio structure arise. During the past 12 months, the portfolios continued to meet the objectives set out at inception, so few adjustments were needed. In addition, the low interest rate environment of the past six months presented few opportunities to enhance the portfolios. Over the past year, the portfolios' short durations - ranging from 3.27 to 3.67 years - provided excellent protection from price volatility.

During 1998, declining interest rates led to an increased number of pre-refundings. In a pre-refunding, a bond issue is essentially refunded prior to its first call or maturity and becomes secured by direct U.S. government or agency securities until it can be called by the issuer. When bonds are pre-refunded and backed by Treasury securities, the credit quality of the bond improves, resulting in price appreciation. Each of the Select Portfolios has a high percentage of pre-refunded bonds (denoted as U.S. guaranteed bonds in the portfolios' individual Portfolio Overviews) - 36% in NXC, 43% in NXN, and an average of 44% across the national portfolios - which should further enhance price stability and help maintain high credit quality.

With virtually no scheduled bond calls in 1999 and 2000, the Select Portfolios currently offer outstanding call protection, which should provide additional stability for their dividends over the next two years. Beginning in 2001 and 2002, however, the portfolios - like most bonds issued in 1992 - will enter the normal part of the bond cycle in which bond calls are more likely to occur. This may require making some adjustments to the portfolios as we reinvest call proceeds in the most advantageous manner possible. To minimize the impact of these calls, we are already working on strategies for managing through this period.

Overall, the credit quality of the national Select Portfolios remained high, with the portion of the portfolios invested in bonds rated AAA and AA ranging between 68% and 79%, as of March 31, 1999. Credit quality is not a major issue in the California and New York portfolios, which are 100% invested in insured or U.S. Guaranteed bonds.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
As we look ahead for the Select Portfolios, the most important thing to note is that these portfolios have performed exactly as they were designed to perform. The bonds that were originally selected in 1992 have achieved - and continue to achieve - their objectives. As a result, we do not anticipate making changes to the portfolios until the need arises to reinvest the proceeds of any bond calls. At that time, we plan to replace called bonds with securities that support the portfolios' goals through their liquidation date of 2017 in terms of maturity and call protection. Selecting the bonds that help the portfolios continue to meet their goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the municipal market - can result in added value for our investors.

In our opinion, municipal bonds are currently one of the most compelling values in the fixed-income investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.



3 The taxable-equivalent total returns for the three national portfolios are based on a federal income tax rate of 31.0%, while returns for the California and New York portfolios are based on combined federal and state income tax rates of 37.5% and 35.5%, respectively.
4 A fund's premium or discount represents the ratio of the fund's share price to its NAV.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
AS OF MARCH 31, 1999

NXP



PORTFOLIO STATISTICS

Inception Date                                3/92
Share Price                                $16 3/8
Net Asset Value                             $15.55
Market Yield                                 5.50%
Taxable-Equivalent Yield(1)                  7.97%
Fund Net Assets ($000)                    $254,635
Effective Maturity (Years)                   11.45
Modified Duration (Years)                     3.63

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV

1-Year                         9.02%         5.43%
5-Year                         9.13%         7.54%
Since Inception                7.52%         7.55%
TAXABLE-EQUIVALENT TOTAL RETURN(2)

                      ON SHARE PRICE        ON NAV

1-Year                        11.63%         8.09%
5-Year                        11.98%        10.37%
Since Inception               10.31%        10.36%

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                44%
Tax Obligation/Limited                         10%
Healthcare                                      9%
Housing/Multifamily                             8%
Transportation                                  8%


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/98                                    0.075
5/98                                    0.075
6/98                                    0.075
7/98                                    0.075
8/98                                    0.075
9/98                                    0.075
10/98                                   0.075
11/98                                   0.075
12/98                                   0.075
1/99                                    0.075
2/99                                    0.075
3/99                                    0.075

Line Chart:

SHARE PRICE PERFORMANCE
4/3/98                              15.938
                                    15.938
                                    16.125
                                    15.875
                                    15.625
                                    15.5
                                    15.438
                                    15.563
                                    15.688
                                    15.563
                                    15.75
                                    15.75
                                    16
                                    16.188
                                    16.125
                                    16
                                    16
                                    15.938
                                    16
                                    16.063
                                    16.125
                                    16.25
                                    16.25
                                    16.25
                                    16.25
                                    16.875
                                    16.563
                                    16.563
                                    16.31
                                    17
                                    16.38
                                    16.5
                                    16.63
                                    16.81
                                    16.81
                                    16.75
                                    16.69
                                    16.44
                                    15.63
                                    15.75
                                    15.81
                                    16.25
                                    16.31
                                    16.44
                                    16.38
                                    16.44
                                    16.31
                                    16.25
3/31/99                             16.375

Weekly Closing Price
Past performance is not predictive of future results.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
PERFORMANCE OVERVIEW
AS OF MARCH 31, 1999

NXQ



PORTFOLIO STATISTICS

Inception Date                                5/92
Share Price                                $15 7/8
Net Asset Value                             $15.41
Market Yield                                 5.48%
Taxable-Equivalent Yield(1)                  7.94%
Fund Net Assets ($000)                    $271,240
Effective Maturity (Years)                   10.44
Modified Duration (Years)                     3.27

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV

1-Year                         9.51%         5.63%
5-Year                         9.30%         7.35%
Since Inception                6.93%         7.31%

TAXABLE-EQUIVALENT TOTAL RETURN(2)

                      ON SHARE PRICE        ON NAV

1-Year                        12.13%         8.23%
5-Year                        12.17%        10.12%
Since Inception                9.70%        10.03%

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                48%
Housing/Multifamily                             9%
Healthcare                                      8%
Tax Obligation/Limited                          7%
Housing /Single Family                          7%


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/98                                   0.0725
5/98                                   0.0725
6/98                                   0.0725
7/98                                   0.0725
8/98                                   0.0725
9/98                                   0.0725
10/98                                  0.0725
11/98                                  0.0725
12/98                                  0.0725
1/99                                   0.0725
2/99                                   0.0725
3/99                                   0.0725

Line Chart:

SHARE PRICE PERFORMANCE

4/3/98                              15.938
                                    15.938
                                    16.125
                                    15.875
                                    15.625
                                    15.5
                                    15.438
                                    15.563
                                    15.688
                                    15.563
                                    15.75
                                    15.75
                                    16
                                    16.188
                                    16.125
                                    16
                                    16
                                    15.938
                                    16
                                    16.063
                                    16.125
                                    16.25
                                    16.25
                                    16.25
                                    16.25
                                    16.875
                                    16.563
                                    16.563
                                    16.31
                                    17
                                    16.38
                                    16.5
                                    16.63
                                    16.81
                                    16.81
                                    16.75
                                    16.69
                                    16.44
                                    15.63
                                    15.75
                                    15.81
                                    16.25
                                    16.31
                                    16.44
                                    16.38
                                    16.44
                                    16.31
                                    16.25
3/31/99                             16.375

Weekly Closing Price
Past performance is not predictive of future results.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
PERFORMANCE OVERVIEW
AS OF MARCH 31, 1999

NXR

PORTFOLIO STATISTICS

Inception Date                                7/92
Share Price                                $15 1/4
Net Asset Value                             $14.98
Market Yield                                 5.35%
Taxable-Equivalent Yield(1)                  7.75%
Fund Net Assets ($000)                    $194,165
Effective Maturity (Years)                   12.36
Modified Duration (Years)                     3.64

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV

1-Year                         7.78%         5.76%
5-Year                         8.74%         7.65%
Since Inception                6.21%         6.70%

TAXABLE-EQUIVALENT TOTAL RETURN(2)

                      ON SHARE PRICE        ON NAV

1-Year                        10.31%         8.29%
5-Year                        11.57%        10.35%
Since Inception                8.92%         9.34%

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                39%
Transportation                                 11%
Utilities                                      11%
Housing/Multifamily                            10%
Healthcare                                      9%


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/98                                    0.069
5/98                                    0.069
6/98                                    0.069
7/98                                    0.069
8/98                                    0.069
9/98                                    0.069
10/98                                   0.069
11/98                                   0.068
12/98                                   0.068
1/99                                    0.068
2/99                                    0.068
3/99                                    0.068

Line Chart:

SHARE PRICE PERFORMANCE
4/3/98                              15.063
                                    14.75
                                    14.75
                                    14.688
                                    14.75
                                    14.313
                                    14.5
                                    14.438
                                    14.688
                                    14.75
                                    14.563
                                    14.563
                                    14.813
                                    15.375
                                    15.063
                                    15.063
                                    15.188
                                    15.188
                                    15.063
                                    15.125
                                    15.063
                                    15.125
                                    15.125
                                    15.188
                                    15.375
                                    16
                                    15.375
                                    15.563
                                    15.56
                                    15.63
                                    15.63
                                    15.63
                                    15.25
                                    15.31
                                    15.44
                                    15.5
                                    15.56
                                    15.19
                                    14.69
                                    14.75
                                    14.81
                                    15.38
                                    15.31
                                    15.19
                                    15.25
                                    15.56
                                    15.44
                                    15.06
3/31/99                             15.25

Weekly Closing Price
Past performance is not predictive of future results.

NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
AS OF MARCH 31, 1999

NXC



 PORTFOLIO STATISTICS

Inception Date                                6/92
Share Price                                $15 3/4
Net Asset Value                             $15.26
Market Yield                                 5.03%
Taxable-Equivalent Yield (Federal Only)(1)   7.29%
Taxable-Equivalent Yield (Federal and State)(1)8.05%
Fund Net Assets ($000)                     $95,501
Effective Maturity (Years)                   12.24
Modified Duration (Years)                     3.67

 ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV

1-Year                         8.22%         5.65%
5-Year                         8.29%         7.61%
Since Inception                6.32%         6.69%

 TAXABLE-EQUIVALENT TOTAL RETURN(2)

                      ON SHARE PRICE        ON NAV

1-Year                        11.40%         8.85%
5-Year                        11.79%        11.04%
Since Inception                9.68%        10.04%

 TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                36%
Tax Obligation/Limited                         18%
Transportation                                 12%
Utilities                                      11%
Healthcare                                      8%

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.50%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.50%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/98                                0.066
5/98                                0.066
6/98                                0.066
7/98                                0.066
8/98                                0.066
9/98                                0.066
10/98                               0.066
11/98                               0.066
12/98                               0.066
1/99                                0.066
2/99                                0.066
3/99                                0.066

Line Chart:

SHARE PRICE PERFORMANCE

4/3/98                              15.25
                                    15.438
                                    15.063
                                    15
                                    15.188
                                    15.063
                                    14.875
                                    15.063
                                    15.125
                                    15.25
                                    14.938
                                    15.125
                                    15.125
                                    15.125
                                    15.063
                                    15.063
                                    15.063
                                    15.063
                                    15
                                    15.438
                                    15.563
                                    15.563
                                    15.5
                                    15.5
                                    15.875
                                    15.938
                                    15.813
                                    16.063
                                    15.75
                                    15.81
                                    15.63
                                    15.94
                                    15.88
                                    15.88
                                    15.88
                                    16
                                    15.94
                                    15.69
                                    15.25
                                    15.13
                                    15.19
                                    15.38
                                    15.5
                                    15.44
                                    15.5
                                    15.75
                                    15.81
                                    15.69
3/31/99                             15.75
Weekly Closing Price

Past performance is not predictive of future results.

NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
AS OF MARCH 31, 1999

NXN



PORTFOLIO STATISTICS

Inception Date                                   6/92
Share Price                                   $15 1/8
Net Asset Value                                $14.92
Market Yield                                    5.16%
Taxable-Equivalent Yield (Federal Only)(1)      7.48%
Taxable-Equivalent Yield (Federal and State)(1) 8.00%
Fund Net Assets ($000)                        $58,303
Effective Maturity (Years)                      11.37
Modified Duration (Years)                        3.53

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV

1-Year                         6.14%         5.40%
5-Year                         8.19%         7.11%
Since Inception                5.68%         6.22%

TAXABLE-EQUIVALENT TOTAL RETURN(2)

                      ON SHARE PRICE        ON NAV

1-Year                         9.07%         8.35%
5-Year                        11.41%        10.20%
Since Inception                8.75%         9.23%

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                43%
Education and Civic Organizations              21%
Water and Sewer                                10%
Housing/Multifamily                             5%
Transportation                                  5%


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The FEDERAL ONLY rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for FEDERAL AND STATE highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.50%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.50%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

4/98                                    0.065
5/98                                    0.065
6/98                                    0.065
7/98                                    0.065
8/98                                    0.065
9/98                                    0.065
10/98                                   0.065
11/98                                   0.065
12/98                                   0.065
1/99                                    0.065
2/99                                    0.065
3/99                                    0.065

Line Chart:

SHARE PRICE PERFORMANCE

4/3/98                              15.063
                                    15.188
                                    14.813
                                    14.875
                                    14.75
                                    14.688
                                    14.625
                                    14.813
                                    14.875
                                    14.75
                                    14.5
                                    14.563
                                    14.688
                                    14.875
                                    14.75
                                    14.813
                                    15
                                    15.063
                                    15.25
                                    15.313
                                    15
                                    15.063
                                    14.938
                                    14.813
                                    15.125
                                    15.75
                                    15.5
                                    15.875
                                    15.56
                                    15.56
                                    15.19
                                    15.13
                                    15.25
                                    15.44
                                    15.38
                                    15.56
                                    15.63
                                    15.13
                                    14.88
                                    14.94
                                    14.69
                                    15.13
                                    15.13
                                    15.19
                                    15
                                    15.06
                                    15.06
                                    14.88
3/31/99                             15.125

Weekly Closing Price
Past performance is not predictive of future results.

SHAREHOLDER MEETING REPORT


                                                          NXP             NXQ              NXR              NXC           NXN
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEE WAS REACHED AS FOLLOWS:
                                                         Common           Common           Common          Common        Common
                                                         Shares           Shares           Shares          Shares        Shares
----------------------------------------------------------------------------------------------------------------------------------

James E. Bacon
   For                                               14,761,936       16,038,146       11,819,995       5,660,597     3,605,082
   Withhold                                             124,809           91,953           69,512          23,034        26,450
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                               14,768,473       16,040,001       11,824,356       5,665,189     3,605,782
   Withhold                                             118,272           90,098           65,151          18,442        25,750
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

William L. Kissick
   For                                               14,766,833       16,037,446       11,820,390       5,660,597     3,604,782
   Withhold                                             119,912           92,653           69,117          23,034        26,750
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

Thomas E. Leafstrand
   For                                               14,766,635       16,038,520       11,821,865       5,663,776     3,604,782
   Withhold                                             120,110           91,579           67,642          19,855        26,750
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                               14,766,181       16,033,616       11,819,826       5,663,951     3,605,782
   Withhold                                             120,564           96,483           69,681          19,680        25,750
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

Sheila W. Wellington
   For                                               14,760,434       16,032,418       11,822,290       5,664,538     3,604,482
   Withhold                                             126,311           97,681           67,217          19,093        27,050
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               14,724,344       16,033,616       11,771,756       5,641,889     3,597,976
   Against                                               33,357           21,985           30,071           4,010         6,656
   Abstain                                              129,044           74,498           87,680          37,732        26,900
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,886,745       16,130,099       11,889,507       5,683,631     3,631,532
----------------------------------------------------------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP) MARCH 31, 1999


    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%

$    535,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue        4/04 at 102            Aaa     $  575,553
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1994 Series A-1 Bonds, 6.550%, 10/01/14

----------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

    2,500,000   Little Rock Health Facilities Board (Arkansas), Refunding Revenue Bonds  4/02 at 102              A      2,699,375
                 (Baptist Medical Center/Parkway Village Project),
                  Series 1992, 7.000%, 10/01/17

----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.5%

    4,750,000   State Public Works Board of the State of California, Lease Revenue       3/04 at 102            Aaa      5,531,423
                 Bonds (California Community Colleges - Various Community College
                 Projects), 1994 Series B, 7.000%, 3/01/14 (Pre-refunded to 3/01/04)

    3,000,000   State Public Works Board of the State of California, Lease Revenue      11/04 at 102            Aaa      3,527,790
                 Bonds (Department of Corrections, California State Prison - Monterey
                 County (Soledad II)), 1994 Series A, 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

    4,905,000   California Statewide Communities Development Authority, Revenue          8/02 at 102             A1      5,396,481
                 Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

    2,000,000   Los Angeles County Metropolitan Transportation Authority (California),   7/03 at 102            AAA      2,088,580
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.625%, 7/01/18

----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.2%

                Colorado Housing Finance Authority, Single Family Program Senior
                Revenue Bonds, Series 1992A-1:
    3,480,000    6.800%, 11/01/12                                                        5/02 at 102            AA+      3,688,800
      975,000    6.875%, 11/01/16                                                        5/02 at 102            AA+      1,032,691

   10,750,000   City and County of Denver, Colorado, Airport System Revenue Bonds,      No Opt. Call           BBB+     13,532,100
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

    1,000,000   District of Columbia, Hospital Revenue and Refunding Bonds               8/06 at 102            AAA      1,094,780
                 (Medlantic Healthcare Group, Inc. Issue), Series 1996A,
                 5.750%, 8/15/16

----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

      250,000   Escambia County, Florida, Pollution Control Revenue Bonds               12/03 at 102           Baa1        254,455
                 (Champion International Project), Series 1993, 5.875%, 6/01/22
                 (Alternative Minimum Tax)

    7,000,000   State Board of Education of Florida, Public Education Capital            6/02 at 101            Aaa      7,676,130
                 Outlay Bonds, Series 1991-C, 6.625%, 6/01/22
                 (Pre-refunded to 6/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

    1,330,000   State of Hawaii, Certificates of Participation (Kapolei State Office    11/08 at 101            AAA      1,315,131
                 Building), 1998 Series A, 5.000%, 5/01/17

----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.2%

                City of Chicago Heights, Illinois, General Obligation Corporate Purpose
                Bonds, Series 1993:
    3,820,000    5.650%, 12/01/15                                                       12/08 at 100            AAA      4,052,409
    2,600,000    5.650%, 12/01/17                                                       12/08 at 100            AAA      2,747,498

    7,000,000   The County of Cook, Illinois, General Obligation Bonds, Series 1992A,   11/02 at 102            AAA      7,805,770
                 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

    1,260,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,      7/01 at 102          A1***      1,377,029
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/11
                 (Pre-refunded to 7/01/01)

    3,000,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,      7/03 at 102          A+***      3,308,760
                 Loyola University of Chicago, Series 1989-A, 6.100%, 7/01/15
                 (Pre-refunded to 7/01/03)

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$   2,365,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call            N/R     $2,652,797
                 Series 1992B (Evangelical Hospitals Corporation), 6.500%, 4/15/09

    3,850,000   Illinois Health Facilities Authority, Revenue Bonds (Sarah Bush Lincoln  5/02 at 102            Aaa      4,311,269
                 Health Center), Series 1992, 7.250%, 5/15/22 (Pre-refunded to 5/15/02)

    2,000,000   State of Illinois, General Obligation Bonds, Series of August 1994,      8/04 at 102             AA      2,180,960
                 5.875%, 8/01/14

    2,500,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,             6/03 at 102            AAA      2,684,675
                 McHenry and Will Counties in Illinois), General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13

----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.7%

    3,000,000   Indiana Bond Bank, Special Hospital Program (Hendricks Community         4/02 at 102             A+      3,276,960
                 Hospital Financing Program), Series 1992A, 7.125%, 4/01/13

                Indiana Bond Bank, Special Program Bonds, Series 1992 A:
    1,000,000    7.000%, 8/01/12                                                         2/02 at 102             A+      1,087,130
    2,250,000    7.000%, 8/01/18                                                         2/02 at 102             A+      2,428,470

----------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1%

    2,565,000   Woodbury County, Iowa, Hospital Facility Revenue Bonds (St. Lukes        3/01 at 102            AAA      2,762,556
                 Regional Medical Center Project), Series 1991A, 6.750%, 3/01/21
                 (Pre-refunded to 3/01/01)

----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.9%

    9,000,000   City of Wichita, Kansas, Revenue Bonds (CSJ Health System of            11/01 at 102             A+      9,967,140
                 Wichita, Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15

----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

    1,100,000   County of Jefferson, Kentucky, Health System Revenue Bonds,             10/08 at 101            AAA      1,100,000
                 Series 1998 (Alliant Health System, Inc.), 5.125%, 10/01/18

    3,230,000   Lexington-Fayette Urban County Government (Kentucky),                   11/04 at 102            AAA      3,740,695
                 Governmental Project Revenue Bonds, Series 1994 (University of
                 Kentucky Alumni Association, Inc.-Commonwealth Library Project),
                 6.750%, 11/01/15 (Pre-refunded to 11/01/04)

----------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.0%

                Maine Educational Loan Authority, Educational Loan Revenue Bonds
                (Supplemental Educational Loan Program), Series 1992A-1:
    1,725,000    6.800%, 12/01/07 (Alternative Minimum Tax)                             12/02 at 102            Aaa      1,835,831
    1,955,000    7.000%, 12/01/16 (Alternative Minimum Tax)                             12/02 at 102            Aaa      2,072,652
    1,080,000   Maine Educational Loan Authority, Educational Loan Revenue              12/02 at 102              A      1,148,440
                 Bonds (Supplemental Educational Loan Program),
                 Series 1992A-2, 7.150%, 12/01/16 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9%

    2,000,000   Plymouth County (Massachusetts), Certificates of Participation          10/02 at 102            AA-      2,248,940
                 (Plymouth County Correctional Facility), Series A, 7.000%, 4/01/22

----------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6%

    3,600,000   Calhoun County (Mississippi), Solid Waste Disposal Revenue               4/07 at 103              A      4,050,288
                 Bonds (Weyerhauser Company Project), Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 4.1%

   10,000,000   New Hampshire Housing Finance Authority, Multifamily Housing             7/01 at 102             A1     10,554,200
                 Revenue Refunding Bonds, 1991 Series 1, 7.050%, 7/01/11

----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.7%

    7,250,000   Metropolitan Transportation Authority (New York), Commuter               7/01 at 102           BBB+      7,852,113
                 Facilities 1987 Service Contract Bonds, Series 5, 7.000%, 7/01/12

    3,000,000   Metropolitan Transportation Authority (New York), Transit                7/02 at 100           BBB+      3,132,570
                 Facilities Service Contract Bonds, Series N, 6.000%, 7/01/11

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series A:
$     300,000    6.250%, 8/01/10 (Pre-refunded to 8/01/04)                           8/04 at 101 1/2        A-***       $  336,909
    4,870,000    6.250%, 8/01/10                                                     8/04 at 101 1/2           A-        5,393,379

    4,465,000   New York State Dormitory Authority, State University Educational         5/02 at 102          Aaa        5,009,819
                 Facilities Revenue Bonds, Series 1991A, 7.250%, 5/15/18
                 (Pre-refunded to 5/15/02)

    2,090,000   New York Local Government Assistance Corporation, New York,              4/01 at 100          AAA        2,229,487
                 Series 1991B, 7.000%, 4/01/21 (Pre-refunded to 4/01/01)

    1,365,000   New York Local Government Assistance Corporation (A Public               4/02 at 102          AAA        1,517,703
                 Benefit Corporation of the State of New York), Series 1991D Bonds,
                 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series A:
      180,000    7.500%, 2/15/21 (Pre-refunded to 2/15/01)                               2/01 at 102          Aaa          196,094
      900,000    7.500%, 2/15/21                                                         2/01 at 102           A3          972,234

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
    1,395,000    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                               2/02 at 102        A-***        1,556,192
    1,425,000    7.400%, 2/15/18                                                         2/02 at 102           A-        1,568,897

----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

    2,810,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                9/07 at 102          AAA        3,000,097
                 Bonds, Series 1997A, 6.050%, 9/01/17 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.8%

    7,235,000   Delaware County Authority (Pennsylvania), First Mortgage Revenue         4/02 at 102       N/R***        8,220,118
                 Bonds (The Dunwoody Project), Series 1992, 8.125%, 4/01/17
                 (Pre-refunded to 4/01/02)

    1,290,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              4/02 at 102          AA+        1,365,659
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

                Pennsylvania Higher Educational Facilities Authority, Revenue
                Bonds (Thomas Jefferson University), 1992 Series A:
    1,750,000    6.625%, 8/15/09 (Pre-refunded to 8/15/02)                               8/02 at 102        A2***        1,936,113
      750,000    6.625%, 8/15/09                                                         8/02 at 102          AAA          825,863

----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.8%

    5,000,000   South Carolina Housing Finance and Development Authority,                5/02 at 102          Aaa        5,320,300
                 Multifamily Housing Revenue Bonds, 1992 Series A, 6.875%, 11/15/23

    4,060,000   York County (South Carolina), Public Facilities Corporation,             6/01 at 102          Aaa        4,466,122
                 Certificates of Participation (York County Justice Center Project),
                 Series 1991, 7.500%, 6/01/11 (Pre-refunded to 6/01/01)

----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

    5,750,000   Memphis-Shelby County Airport Authority (Tennessee), Airport             7/03 at 102          BBB        6,079,418
                 Special Facilities and Project Revenue Bonds (Federal Express
                 Corporation), Series 1993, 6.200%, 7/01/14 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.6%

    9,825,000   Harris County Health Facilities Development Corporation (Texas),         6/02 at 102        A3***       10,990,343
                 Hospital Revenue Bonds (Memorial Hospital System Project),
                 Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

    4,000,000   Port of Corpus Christi Authority of Nueces County (Texas), Pollution     4/02 at 102           A+        4,308,080
                 Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

    3,500,000   Red River Authority (Texas), Pollution Control Revenue Bonds             4/02 at 102           A+        3,769,570
                 (Hoechst Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)

                City of San Antonio, Texas, Water System Revenue
                Refunding Bonds, Series 1992:
    1,450,000    6.000%, 5/15/16 (Pre-refunded to 5/15/02)                               5/02 at 100          AAA        1,547,629
      465,000    6.000%, 5/15/16                                                        No Opt. Call          AAA          520,158
    3,085,000    6.000%, 5/15/16                                                         5/02 at 100          AAA        3,257,297

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1%

$   5,070,000   Virginia Housing Development Authority, Commonwealth Mortgage            1/02 at 102            AA+     $5,285,222
                 Bonds, 1992 Series A, 7.100%, 1/01/17

----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.9%

    2,500,000   Public Utility District No. 1 of Snohomish County, Washington,           1/01 at 102             A+      2,658,600
                 Electric System Refunding Revenue Bonds, Series 1991 A,
                 7.000%, 1/01/16

    5,700,000   Public Utility District No. 1 of Snohomish County, Washington,           1/02 at 102            Aaa      6,251,759
                 Generation System Revenue Bonds, Series 1989, 6.750%, 1/01/12

    2,750,000   Washington Health Care Facilities Authority, Revenue Bonds,              2/02 at 102            AA-      2,953,417
                 Series 1992 (Sacred Heart Medical Center, Spokane),
                 6.875%, 2/15/12

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/01 at 102            Aaa     10,877,599
                 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

    1,885,000   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call            AAA      2,176,250
                 Bonds, Series 1992, 6.500%, 5/15/10

    1,000,000   West Virginia Housing Development Fund, Housing Finance Bonds,           5/02 at 103            AAA      1,078,909
                 1992 Series A, 7.000%, 5/01/24

----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

    5,000,000   Wisconsin Housing and Economic Development Authority,                    4/02 at 102            AA-      5,401,999
                 Multifamily Housing Revenue Bonds, 1992 Series B,
                 7.050%, 11/01/22

----------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 1.3%

    3,000,000   Wyoming Community Development Authority, Single Family Mortgage         11/01 at 103             AA      3,188,849
                 Revenue Bonds (Federally Insured or Guaranteed Mortgage Loans),
                 Series 1988-G, 7.200%, 6/01/10 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
$ 228,490,000    Total Investments - (cost $224,268,157) - 98.6%                                                       251,052,526
=============---------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.4%                                                                    3,582,149
----------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $254,634,675
==================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ) MARCH 31, 1999


    PRINCIPAL                                                                             OPTIONAL CALL                    MARKET
       AMOUNT   DESCRIPTION                                                                PROVISIONS*    RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.3%

$   3,250,000   State Public Works Board of the State of California, Lease Revenue       3/04 at 102          Aaa       $3,784,658
                 Bonds (California Community Colleges - Various Community
                 College Projects), 1994 Series B, 7.000%, 3/01/14
                 (Pre-refunded to 3/01/04)

    2,000,000   State Public Works Board of the State of California, Lease Revenue      No Opt. Call          Aa3        2,173,140
                 Refunding Bonds (The Regents of the University of California -
                 Various University of California Projects), 1993 Series A,
                 5.500%, 6/01/14

    5,000,000   State Public Works Board of the State of California, Lease              11/04 at 102          Aaa        5,879,650
                 Revenue Bonds (Department of Corrections, California State
                 Prison - Monterey County (Soledad II)), 1994 Series A, 6.875%,
                 11/01/14 (Pre-refunded to 11/01/04)

      500,000   State Public Works Board of the State of California, Lease Revenue      12/08 at 101            A          517,850
                 Refunding Bonds (California Community Colleges - Various
                 Community College Projects), 1998 Series A, 5.250%, 12/01/16

      500,000   City of Contra Costa, California, Water District, Water Revenue         10/07 at 100          AA-          502,580
                 Bonds, Refunding Series 1997 H, 5.000%, 10/01/17

      500,000   County of Contra Costa, California, Certificates of Participation       11/07 at 102          AAA          520,040
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.375%, 11/01/17

    1,000,000   City of Fresno, California, Health Facility Revenue Bonds               12/03 at 102          AAA        1,050,300
                 (Holy Cross Health System Corporation), Series 1993B,
                 5.625%, 12/01/15

----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.1%

    3,535,000   Colorado Housing Finance Authority, Single Family Program                5/02 at 102          AA+        3,825,860
                 Senior Bonds, Series 1992A-3, 7.000%, 11/01/24
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
    2,335,000    7.250%, 11/15/12 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)  11/02 at 102          Aaa        2,646,256
    9,130,000    7.250%, 11/15/12 (Alternative Minimum Tax)                             11/02 at 102         BBB+       10,039,531

----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.1%

    4,600,000   District of Columbia, Hospital Revenue Refunding Bonds                   8/02 at 102        A3***        5,144,226
                 (Washington Hospital Center), Series 1992-A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

      500,000   District of Columbia, Hospital Revenue and Refunding Bonds               8/06 at 102          AAA          547,390
                 (Medlantic Healthcare Group, Inc. Issue), Series 1996A,
                 5.750%, 8/15/16

    7,500,000   District of Columbia, General Obligation Bonds, Series 1992B,            6/02 at 102          AAA        8,190,675
                 6.300%, 6/01/12 (Pre-refunded to 6/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.3%

    8,180,000   Hillsborough County (Florida), Environmentally Sensitive Land            7/02 at 102       Aa3***        8,987,611
                 Acquisition and Protection Program Bonds, Series 1992,
                 6.375%, 7/01/11 (Pre-refunded to 7/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

    1,100,000   State of Hawaii, Certificates of Participation (Kapolei State           11/08 at 101          AAA        1,087,702
                 Office Building), 1998 Series A, 5.000%, 5/01/17

----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.1%

    8,500,000   Chicago Metropolitan Housing Development Corporation (Illinois),         7/02 at 102           AA        9,266,445
                 Housing Development Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects), Series 1992A,
                 6.800%, 7/01/17

    8,070,000   The County of Cook, Illinois, General Obligation Bonds,                 11/02 at 102          AAA        8,998,938
                 Series 1992A, 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

    2,500,000   Illinois Educational Facilities Authority, Columbia College,            12/03 at 102          BBB        2,575,450
                 Revenue Bonds, Series 1993, 6.125%,12/01/18

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)
                Illinois Educational Facilities Authority, Revenue Refunding Bonds,
                Columbia College, Series 1992:
$   2,610,000    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                            12/04 at 100        N/R***      $2,977,697
    1,140,000    6.875%, 12/01/17                                                       12/04 at 100           BBB       1,246,886

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
    2,205,000    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                               6/03 at 102           Aaa       2,473,238
       45,000    6.500%, 6/15/22                                                         6/03 at 102           AA-          49,183

    5,000,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,             6/03 at 102           AAA       5,369,350
                 McHenry and Will Counties in Illinois), General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13

----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.8%

    2,005,000   Howard County Jail and Juvenile Detention Center Corporation             1/02 at 102         A1***       2,198,984
                 (Indiana), First Mortgage Revenue Bonds, Series 1992,
                 6.850%, 1/01/12 (Pre-refunded to 1/01/02)

   10,000,000   Indiana Educational Facilities Authority, Educational Facilities         1/02 at 102           AAA      10,812,400
                 Refunding Revenue Bonds (Butler University Project), Series 1992A,
                 6.600%, 1/01/18

    2,400,000   Westfield-Washington South School Building Corporation                   7/02 at 102          A***       2,644,344
                 (Indiana), First Mortgage Revenue Bonds, Series 1992,
                 6.500%, 7/15/13 (Pre-refunded to 7/15/02)

----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

                Kentucky Housing Corporation, Housing Revenue Bonds
                (Federally Insured or Guaranteed Mortgage
                Loans), Series 1992A:
    4,455,000    6.600%, 7/01/11                                                         7/02 at 102           AAA       4,704,658
      370,000    6.700%, 7/01/17                                                         7/02 at 102           AAA         375,739

----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.7%

   11,425,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane            11/02 at 102         A+***      12,704,257
                 University of Louisiana, 1992 Series, 6.625%, 11/15/21
                 (Pre-refunded to 11/15/02)

----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.7%

                Massachusetts State General Obligation Refunding Bonds,
                Series 1991-B:
    2,045,000    6.500%, 8/01/11 (Pre-refunded to 8/01/01)                               8/01 at 102           Aaa       2,215,921
    1,585,000    6.500%, 8/01/11                                                         8/01 at 102           AA-       1,708,630

    3,000,000   Massachusetts Health and Educational Facilities Revenue                 10/02 at 102       BBB+***       3,345,450
                 Bonds (Jordan Memorial Hospital Issue), Series 1992C,
                 6.875%, 10/01/22 (Pre-refunded to 10/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

                City of Royal Oak (Michigan), Hospital Finance Authority,
                Revenue Bonds (Beaumont Properties, Inc.), Series 1992E:
      435,000    6.625%, 1/01/19 (Pre-refunded to 1/01/02)                               1/02 at 102           AAA         475,512
'   3,565,000    6.625%, 1/01/19                                                         1/02 at 102            AA       3,827,919


----------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

    2,065,000   City of Billings, Montana, Tax Increment Urban Renewal                   3/02 at 101           Baa       2,217,996
                 Bonds, Refunding Series 1992, 7.100%, 3/01/08

----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.2%

      500,000   Clark County, Nevada, General Obligation (Limited Tax),                  7/06 at 101           AAA         518,915
                 Las Vegas Convention and Visitors Authority Bonds,
                 Series September 1, 1996, 5.500%, 7/01/17

----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.8%

    3,850,000   Metropolitan Transportation Authority (New York), Transit                7/02 at 100          BBB+       4,020,132
                 Facilities Service Contract Bonds, Series N, 6.000%, 7/01/11

                The City of New York, General Obligation Bonds,
                Fiscal 1992 Series H:
    7,035,000    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2         A-***       7,762,208
      965,000    7.100%, 2/01/11                                                     2/02 at 101 1/2            A-       1,055,614
    2,725,000    7.100%, 2/01/12 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2         A-***       3,006,683
      425,000    7.100%, 2/01/12                                                     2/02 at 101 1/2            A-         464,729

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$   2,695,000   Dormitory Authority of the State of New York, State University           5/00 at 102          Aaa       $2,866,456
                 Educational Facilities Revenue Bonds, Series 1989B,
                 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

    4,000,000   New York State Medical Care Facilities Finance Agency,                   2/05 at 102          AAA        4,634,920
                 New York Hospital FHA - Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

    5,000,000   Triborough Bridge and Tunnel Authority (New York), Convention           No Opt. Call         BBB+        5,877,000
                 Center Project Bonds, Series E, 7.250%, 1/01/10

----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4%

    2,800,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia                8/05 at 102          AAA        3,198,888
                 Health System), Series 1995, 6.250%, 8/15/14
                 (Pre-refunded to 8/15/05)

    3,000,000   County of Erie, Ohio Hospital Improvement and Refunding                  1/02 at 102            A        3,238,170
                 Revenue Bonds, Series 1992 (Firelands Community Hospital
                 Project), 6.750%, 1/01/15

----------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

    6,000,000   Oklahoma City, Oklahoma, Water Utilities Trust, Water and Sewer          7/02 at 100          AAA        6,427,680
                 Revenue Bonds, 6.400%, 7/01/17

----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

    1,000,000   Dauphin County General Authority (Pennsylvania), Health System           2/09 at 101          AAA          999,940
                 Revenue Bonds, Series of 1999 (Pinnacle Health System Project),
                 5.125%, 8/15/17

    6,295,000   Pennsylvania Intergovernmental Cooperation Authority, Special            6/02 at 100          Aaa        6,880,309
                 Tax Revenue Bonds (City of Philadelphia Funding Program),
                 Series of 1992, 6.800%, 6/15/22 (Pre-refunded to 6/15/02)

----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.3%

    5,500,000   Rhode Island Depositors Economic Corporation, Special                    8/02 at 102          AAA        6,145,095
                 Obligation Bonds, 1992 Series A, 6.900%, 8/01/13
                 (Pre-refunded to 8/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

    7,000,000   Richland County (South Carolina), Solid Waste Disposal Facilities        5/02 at 102           A1        7,605,360
                 Revenue Bonds (Union Camp Corporation Project), Series 1992-A,
                 6.750%, 5/01/22 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.3%

    4,500,000   Memphis-Shelby County Airport Authority (Tennessee), Special             9/01 at 103          BBB        4,963,455
                 Facilities Revenue Bonds, Series 1984 (Federal Express
                 Corporation), 7.875%, 9/01/09

    8,895,000   Tennessee Housing Development Agency, Homeownership                      7/02 at 102           AA        9,404,861
                 Program Bonds, Issue WR, 6.800%, 7/01/17

----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.8%

    3,275,000   Bexar County (Texas), Health Facilities Development Corporation,         8/04 at 102          AAA        3,792,286
                 Hospital Revenue Bonds (Baptist Memorial Hospital System
                 Project), Series 1994, 6.900%, 2/15/14 (Pre-refunded to 8/15/04)

    4,755,000   Cleveland Housing Corporation (Texas), Mortgage Revenue                  1/01 at 102          AAA        4,977,962
                 Refunding Bonds, Series 1992-C (FHA Insured-Section 8),
                 7.375%, 7/01/24

    2,500,000   Harris County Health Facilities Development Corporation, Texas          10/05 at 102          AAA        2,586,575
                 Children's Hospital Project, Series 1995, 5.500%, 10/01/16

    7,600,000   Port of Corpus Christi Authority of Nueces County (Texas),               4/02 at 102           A+        8,185,352
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

    1,460,000   Red River Authority (Texas), Pollution Control Revenue Bonds             4/02 at 102           A+        1,572,449
                 (Hoechst Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.0%

    1,655,000   Municipal Building Authority of Ogden City School District,              1/02 at 101        A3***        1,815,221
                 Weber County, Utah, Lease Revenue Bonds (Central Middle
                 School Project), Series 1992, 6.700%, 1/01/12
                 (Pre-refunded to 1/01/02)

      745,000   Utah Housing Finance Agency, Single Family Mortgage                      7/02 at 102          Aaa          787,927
                 Purchase Refunding Senior Bonds, Series 1992,
                 6.800%, 1/01/12

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------

                VERMONT - 1.4%

$   3,600,000   Vermont Industrial Development Authority, Industrial Development         9/02 at 102            A       $3,863,088
                 Refunding Revenue Bonds (Stanley Works Project),
                 Series 1992, 6.750%, 9/01/10

----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8%

    2,000,000   Industrial Development Authority of Covington-Alleghany County,          4/02 at 102       N/R***        2,192,400
                 Virginia, Hospital Facility Revenue Bonds (Alleghany Regional
                 Hospital), Series 1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.9%

                Washington Public Power Supply System, Nuclear Project No. 3,
                Refunding Revenue Bonds, Series 1991A:
    3,600,000    6.750%, 7/01/11 (Pre-refunded to 7/01/01)                               7/01 at 102       Aa1***        3,911,220
    6,160,000    6.500%, 7/01/18 (Pre-refunded to 7/01/01)                               7/01 at 102          Aaa        6,659,514

----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.7%

    1,750,000   West Virginia School Building Authority, Capital Improvement             7/02 at 102         A***        1,930,932
                 Revenue Bonds, Series 1992-A, 6.625%, 7/01/22
                 (Pre-refunded to 7/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.0%

   10,000,000   Wisconsin Housing and Economic Development Authority,                    4/02 at 102          AA-       10,755,099
                 Multi-Family Housing Revenue Bonds, 1992 Series D,
                 7.200%, 11/01/13 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

$ 244,335,000   Total Investments - (cost $241,823,198) - 98.5%                                                        267,186,906
=============---------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.4%

$   1,000,000   Raleigh-Durham, North Carolina, Airport Authority, Series B,                                 A-1+        1,000,000
                Variable Rate Demand Bonds, 3.200%, 11/01/15+
----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                     3,052,866
----------------------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $271,239,772
==================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR) MARCH 31, 1999

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.9%

$   3,000,000   State Public Works Board of the State of California, Lease Revenue      11/04 at 102          Aaa       $3,527,790
                 Bonds (Department of Corrections, California State Prison -
                 Monterey County (Soledad II)), 1994 Series A, 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

      500,000   City of Fresno, California, Health Facility Revenue Refunding           12/03 at 102          AAA          520,510
                 Bonds (Holy Cross Health System Corporation),
                 5.625%, 12/01/18

    1,490,000   City of Torrance (California), Hospital Revenue Bonds                    7/02 at 102            A        1,668,502
                 (Little Company of Mary Hospital Project),
                 Series 1992, 6.875%, 7/01/15

----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.9%

    2,500,000   City of Colorado Springs, Colorado, Utilities System Refunding          11/02 at 100           AA        2,664,775
                 Revenue Bonds, Series 1992A, 6.125%, 11/15/20

    1,500,000   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call         BBB+        1,888,200
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
      815,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02)
                 (Alternative Minimum Tax)                                              11/02 at 102          Aaa          923,640
    3,185,000    7.250%, 11/15/23 (Alternative Minimum Tax)                             11/02 at 102         BBB+        3,504,551

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
      470,000    6.750%, 11/15/13 (Pre-refunded to 11/15/02)
                 (Alternative Minimum Tax)                                              11/02 at 102          Aaa          525,108
    3,530,000    6.750%, 11/15/13 (Alternative Minimum Tax)                             11/02 at 102         BBB+        3,817,413

----------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

      250,000   State of Connecticut, Health and Educational Facilities                  7/02 at 102          AAA          272,705
                 Authority, Revenue Bonds, Bridgeport Hospital Issue,
                 Series A, 6.625%, 7/01/18

----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding Bonds (Washington       8/02 at 102        A3***        2,236,620
                 Hospital Center), Series 1992-A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

                District of Columbia, General Obligation Bonds, Series 1993E:
      165,000    6.000%, 6/01/13 (Pre-refunded to 6/01/03)                               6/03 at 102          AAA          181,442
    4,080,000    6.000%, 6/01/13                                                         6/03 at 102          AAA        4,445,242

----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.1%

    3,675,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium              5/02 at 102       N/R***        4,129,083
                 Project), Series 1992, 7.550%, 5/01/12 (Pre-refunded to 5/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

                Fulco Hospital Authority, Refunding Revenue Anticipation Certificates
                (Georgia Baptist Health Care
                System Project), Series 1992B:
    2,250,000    6.250%, 9/01/13 (Pre-refunded to 9/01/02)                               9/02 at 102      Baa1***        2,465,685
    2,000,000    6.375%, 9/01/22 (Pre-refunded to 9/01/02)                               9/02 at 102      Baa1***        2,199,680

----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.5%

    3,000,000   Village of Bryant, Illinois, Pollution Control Revenue Refunding Bonds   2/02 at 102          Aa2        3,170,640
                 (Central Illinois Light Company Project), Series 1992,
                 6.500%, 2/01/18

    2,500,000   Chicago Metropolitan Housing Development Corporation (Illinois),         7/02 at 102           AA        2,729,175
                 Housing Development Revenue Refunding Bonds (FHA - Insured
                 Mortgage Loans - Section 8 Assisted Projects), Series 1992A,
                 6.850%, 7/01/22

    2,550,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992           6/02 at 102          AAA        2,694,585
                 (FHA-Insured Mortgage Loan - Lakeview Towers Project),
                 6.600%, 12/01/20

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$   1,700,000   City of Chicago, Chicago - O'Hare International Airport,                 1/03 at 102          AAA       $1,747,294
                 General Airport Second Lien Revenue Refunding Bonds,
                 5.600%, 1/01/18 (Alternative Minimum Tax)

    1,500,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992C       No Opt. Call          N/R        1,719,735
                 (Evangelical Hospitals Corporation), 6.250%, 4/15/22

    4,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992B        9/06 at 100          AAA        4,624,920
                 (Franciscan Sisters Health Care Corporation Project),
                 6.625%, 9/01/13 (Pre-refunded to 9/01/06)

    1,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992        10/02 at 102         Baa2        1,108,540
                 (Mercy Center for Health Care Services), 6.650%, 10/01/22

    7,750,000   The Illinois State Toll Highway Authority, Toll Highway Priority         1/03 at 102       AA-***        8,568,245
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                 (Pre-refunded to 1/01/03)

    1,360,000   Board of Regents of Sangamon State University (Illinois), Auxiliary     10/02 at 102          AAA        1,502,569
                 Facilities System, Revenue Bonds, Series 1992, 6.375%, 10/01/17
                 (Pre-refunded to 10/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.5%

    1,205,000   Allen County, Indiana, Refunding Certificates of Participation,          5/02 at 101          Aa3        1,295,821
                 Series 1991, 6.500%, 11/01/17

    4,000,000   Indiana State Office Building Commission, Correctional Facilities       12/01 at 102       Aa3***        4,351,040
                 Program, Revenue Bonds, Series 1991, 6.375%, 7/01/16
                 (Pre-refunded to 12/01/01)

    2,000,000   School Building Corporation of Warren Township (Marion County,           7/02 at 102        A+***        2,172,960
                 Indiana), First Mortgage Bonds, Series 1992A, 6.000%, 7/15/12
                 (Pre-refunded to 7/15/02)

    2,725,000   Warrick County, Indiana, Adjustable Rate Environmental Improvement       5/03 at 102           AA        2,883,977
                 Revenue Bonds, 1993 Series B (Southern Indiana Gas and Electric
                 Company Project), 6.000%, 5/01/23 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.5%

                County of Trimble, Kentucky, Pollution Control Revenue Bonds
                (Louisville Gas and Electric Company Project), 1990 Series B:
      500,000    6.550%, 11/01/20 (Pre-refunded to 9/16/02)
                 (Alternative Minimum Tax)                                               9/02 at 102          Aaa          553,365
    4,080,000    6.550%, 11/01/20 (Alternative Minimum Tax)                              9/02 at 102          Aa2        4,382,981

----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

    4,000,000   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,       2/03 at 101          AA-        4,328,400
                 Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.7%

    1,270,000   Massachusetts Health and Educational Facilities Authority,              11/02 at 102          Aaa        1,410,995
                 Revenue Bonds, MetroWest Health, Inc. Issue, Series C,
                 6.500%, 11/15/18 (Pre-refunded to 11/15/02)

----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.7%

    4,000,000   Michigan State Housing Development Authority, Single Family              6/06 at 102          AA+        4,204,320
                 Mortgage Revenue Bonds, 1996 Series C, 5.950%, 12/01/17

    8,240,000   Michigan Housing Development Authority, Limited Obligation               9/02 at 103          AAA        8,838,224
                 Revenue Bonds (Greenwood Villa Project), Series 1992,
                 6.625%, 9/15/17

----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.6%

                Clark County, Nevada, Las Vegas-McCarran International Airport,
                Passenger Facility Charge Revenue Bonds, Series 1992B:
    1,955,000    6.500%, 7/01/12 (Alternative Minimum Tax)                               7/02 at 102            A        2,106,591
      980,000    6.250%, 7/01/22 (Pre-refunded to 7/01/02) (Alternative Minimum Tax)     7/02 at 102          AAA        1,071,767
       20,000    6.250%, 7/01/22 (Alternative Minimum Tax)                               7/02 at 102            A           21,540

----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.4%

    1,060,000   The City of New York, New York, General Obligation Bonds,            2/02 at 101 1/2           A-        1,154,488
                 Fiscal 1992 Series B, 7.000%, 2/01/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C, Subseries C-1:
    1,690,000    7.000%, 8/01/17 (Pre-refunded to 8/01/02)                           8/02 at 101 1/2          Aaa        1,886,547
       60,000    7.000%, 8/01/17                                                     8/02 at 101 1/2           A-           66,082

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$   1,455,000   The City of New York, New York, General Obligation Bonds,            2/02 at 101 1/2          Aaa       $1,622,078
                 Fiscal 1992 Series D, 7.500%, 2/01/18 (Pre-refunded to 2/01/02)

       45,000   The City of New York, New York, General Obligation Bonds,            2/02 at 101 1/2           A-           49,607
                 Fiscal 1991 Series D, 7.500%, 2/01/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
      955,000    7.000%, 6/01/12 (Pre-refunded to 6/01/01)                           6/01 at 101 1/2          Aaa        1,037,073
       45,000    7.000%, 6/01/12                                                     6/01 at 101 1/2           A-           48,561

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
    1,765,000    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2        A-***        1,947,448
      235,000    7.100%, 2/01/11                                                     2/02 at 101 1/2           A-          257,067

    2,785,000   New York City Municipal Water Finance Authority (New York),              6/02 at 101          AAA        3,034,146
                 Water and Sewer System Revenue Bonds, Fixed Rate
                 Fiscal 1993 Series B, 6.375%, 6/15/22 (Pre-refunded to 6/15/02)

    4,000,000   New York City Municipal Water Finance Authority (New York),          6/02 at 101 1/2           A1        4,274,160
                 Water and Sewer System Revenue Bonds, Fiscal 1993 Series A,
                 6.000%, 6/15/17

    2,130,000   Dormitory Authority of the State of New York, City University           No Opt. Call         BBB+        2,568,588
                 Resolution Revenue Bonds, Series 1990C, 7.500%, 7/01/10

    2,000,000   New York State Medical Care Facilities Finance Agency, Hospital          8/02 at 102          AAA        2,132,620
                 and Nursing Home FHA - Insured Mortgage Revenue Bonds,
                 1992 Series C (Mount Sinai Hospital), 6.250%, 8/15/12

----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.2%

    2,500,000   Cambria County Hospital Development Authority (Pennsylvania),            7/02 at 102          AAA        2,739,550
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series B of 1992 (Conemaugh Valley Memorial Hospital Project),
                 6.375%, 7/01/18 (Pre-refunded to 7/01/02)

    2,435,000   Dauphin County, Pennsylvania, Industrial Development Authority,         No Opt. Call            A        2,894,314
                 Water Development Refunding Revenue Bonds, Series 1992B
                 (Dauphin Consolidated Water Supply Company), 6.700%, 6/01/17

    4,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding            7/02 at 102          AAA        4,270,560
                 Bonds, Issue of 1992 (FNMA Insured Mortgage Loans),
                 6.500%, 7/01/23

    2,000,000   Pennsylvania Higher Educational Facilities Authority, Revenue            5/03 at 102           A-        2,158,860
                 Bonds (Drexel University), Series 1993, 6.375%, 5/01/17

----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.1%

    4,000,000   South Carolina Public Service Authority, Revenue Bonds,                  7/02 at 102          Aa2        4,335,120
                 1992 Refunding Series A, 6.375%, 7/01/11

                City of Spartanburg, South Carolina, Water System Improvement
                Refunding Revenue Bonds, Series 1992:
    1,290,000    6.250%, 6/01/17 (Pre-refunded to 6/01/02)                               6/02 at 101          AAA        1,399,457
      310,000    6.250%, 6/01/17                                                         6/02 at 101          AA-          331,499

----------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.3%

    4,000,000   South Dakota Health and Educational Facilities Authority,                9/02 at 102          AAA        4,377,520
                 Revenue Bonds, Series 1992 (Rapid City Regional Hospital Issue),
                 6.150%, 9/01/18 (Pre-refunded to 9/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

    4,420,000   Memphis - Shelby County Airport Authority (Tennessee), Special           9/02 at 102          BBB        4,817,004
                 Facilities Revenue Refunding Bonds, Series 1992 (Federal Express
                 Corporation), 6.750%, 9/01/12

----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.1%

    3,755,000   Grand Prairie Industrial Development Authority, Industrial              12/02 at 102            A        4,014,433
                 Development Revenue Refunding Bonds, Series 1992 (Baxter
                 International Inc. Project), 6.550%, 12/01/12

    2,500,000   Harris County Health Facilities (Texas), Development Corporation        10/04 at 101          AAA        2,817,900
                 Hospital Revenue Bonds (Hermann Hospital), Series 1994,
                 6.375%, 10/01/17 (Pre-refunded to 10/01/04)

    5,000,000   North Central Texas Health Facilities Development                        5/06 at 102           AA        5,023,100
                 Corporation, Hospital Revenue Refunding Bonds (Baylor
                 Health Care System Project), Series 1995, 5.250%, 5/15/16

----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1%

    4,000,000   Virginia Housing Development Authority, Commonwealth                     1/02 at 102          AA+        4,133,360
                 Mortgage Bonds, 1992 Series A, 7.100%, 1/01/22

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.9%

                Port of Seattle, Washington, Revenue Bonds, Series 1992B:
$     290,000    6.000%, 11/01/17 (Pre-refunded to 11/01/02) (Alternative Minimum Tax)  11/02 at 100       AA-***       $  311,225
    3,710,000    6.000%, 11/01/17 (Alternative Minimum Tax)                             11/02 at 100          AA-        3,935,568

    5,840,000   State of Washington, Certificates of Participation, Series 1991-A,       4/01 at 102          Aa2        6,121,254
                 State Office Building Project, 6.000%, 4/01/12

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/01 at 102          Aaa        4,351,040
                 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/02 at 102          AAA        4,411,400
                 Refunding Revenue Bonds, Series 1992A, 6.500%, 7/01/15
                 (Pre-refunded to 7/01/02)

----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 4.3%

    2,500,000   Berkeley County Building Commission (West Virginia), Hospital           11/02 at 102         BBB+        2,658,300
                 Revenue Bonds (City Hospital Project), Series 1992,
                 6.500%, 11/01/09

    3,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds            10/02 at 102         BBB+        3,193,380
                 (Appalachian Power Company Project), Series 1992J,
                 6.600%, 10/01/22

                West Virginia School Building Authority, Capital Improvement
                Revenue Bonds, Series 1992-A:
    1,855,000    6.500%, 7/01/12 (Pre-refunded to 7/01/02)                               7/02 at 102         A***        2,039,757
      395,000    6.500%, 7/01/12                                                         7/02 at 102            A          427,504
----------------------------------------------------------------------------------------------------------------------------------
$ 175,770,000   Total Investments - (cost $174,609,511) - 98.5%                                                        191,299,200
=============---------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.6%

$   1,200,000   Sweetwater Co. (Pacificorp), Pollution Control, Variable Rate                                A-1+        1,200,000
                Demand Bonds, 3.050%, 12/01/14+
----------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.9%                                                                    1,665,484
----------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $194,164,684
==================================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R  Investment is not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              PORTFOLIO OF INVESTMENTS
              NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC) MARCH 31, 1999


    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.6%

$   1,410,000   California Educational Facilities Authority, Refunding Revenue          10/01 at 100          AAA       $1,484,702
                 Bonds, Series 1992 (Loyola Marymount University),
                 6.000%, 10/01/14

----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 8.5%

    2,500,000   California Health Facilities Financing Authority, Insured Hospital      10/02 at 102          AAA        2,736,650
                 Revenue Bonds (Scripps Memorial Hospitals), Series 1992A,
                 6.400%, 10/01/12

    1,000,000   California Health Facilities Financing Authority, Insured Hospital       3/01 at 102          AAA        1,067,450
                 Revenue Bonds (Adventist Health System/West), 1991 Series B,
                 6.500%, 3/01/11

    4,000,000   California Health Facilities Financing Authority, Insured Hospital       8/02 at 102          AAA        4,357,600
                 Revenue Bonds (San Diego Hospital Association), Series 1992B,
                 6.125%, 8/01/11

----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.3%

                Golden West Schools Financing Authority (California), 1999
                Revenue Bonds (School District General Obligation Refunding
                Program), Series A:
    4,650,000    0.000%, 8/01/16 (WI)                                                   No Opt. Call          AAA        1,970,577
    1,750,000    0.000%, 2/01/17 (WI)                                                   No Opt. Call          AAA          717,203

    4,000,000   City of Oakland, Alameda County, California, General Obligation          6/02 at 102          AAA        4,310,520
                 Bonds, Series 1992, 6.000%, 6/15/17

----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.9%

    3,500,000   State Public Works Board of the State of California, Lease              No Opt. Call          AAA        4,190,725
                 Revenue Bonds (Department of Corrections),
                 Series 1991A (State Prisons - Imperial County),
                 6.500%, 9/01/17

    2,430,000   County of Los Angeles, Certificates of Participation                     4/02 at 102          AAA        2,606,758
                 (Edmund D. Edelman Children's Court and Petersen
                 Museum Projects), 6.000%, 4/01/12

    1,500,000   Los Angeles County Metropolitan Transportation Authority                 7/03 at 102          AAA        1,566,435
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.625%, 7/01/18

    4,000,000   San Bernardino County, California, Certificates of Participation        11/02 at 102          AAA        4,328,960
                 (1992 West Valley Detention Center Refinancing Project),
                 6.000%, 11/01/18

    4,000,000   Walnut Public Financing Authority (Los Angeles County, California),      9/02 at 102          AAA        4,388,120
                 1992 Tax Allocation Revenue Bonds (Walnut Improvement
                 Project), 6.500%, 9/01/22

----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.7%

    3,675,000   Palm Springs Financing Authority, Palm Springs Regional                  1/02 at 102          AAA        3,876,427
                 Airport, Revenue Bonds, Series 1992, 6.000%, 1/01/12
                 (Alternative Minimum Tax)

    3,750,000   Port of Oakland (California), Revenue Bonds, Series 1992-E,             11/02 at 102          AAA        4,092,713
                 6.500%, 11/01/16 (Alternative Minimum Tax)

    2,095,000   Airports Commission of San Francisco City and County,                    5/02 at 102          AAA        2,282,628
                 California, San Francisco International Airport, Second Series
                 Refunding Revenue Bonds, Issue 1, 6.300%, 5/01/11

      820,000   Airports Commission of San Francisco City and County, California,        5/03 at 101          AAA          890,397
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 36.7%

    2,320,000   Brea Public Financing Authority (Orange County, California),             7/00 at 102          AAA        2,453,586
                 1991 Lease Revenue Bonds, Series A, 6.250%, 7/01/21
                 (Pre-refunded to 7/01/00)

      640,000   California Educational Facilities Authority, Refunding Revenue          10/01 at 100          AAA          680,115
                 Bonds, Series 1992 (Loyola Marymount University),
                 6.000%, 10/01/14 (Pre-refunded to 10/01/01)

    4,000,000   The Community Redevelopment Agency of the City of Los Angeles,           7/02 at 102          AAA        4,390,040
                 California, Hollywood Redevelopment Project,
                 Tax Allocation Bonds, Series B, 6.100%, 7/01/22
                 (Pre-refunded to 7/01/02)

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   4,000,000   City of Los Angeles, California, Wastewater System Revenue               6/02 at 102          AAA       $4,400,360
                 Bonds, Series 1992-B, 6.250%, 6/01/12 (Pre-refunded to 6/01/02)

    1,500,000   Modesto Irrigation District Financing Authority, Domestic Water          9/02 at 102          AAA        1,651,080
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                 (Pre-refunded to 9/01/02)

                Rio Linda Union School District (California), General Obligation
                Bonds, Series 1992A:
      475,000    6.250%, 8/01/15 (Pre-refunded to 8/01/02)                               8/02 at 102          AAA          524,433
    3,310,000    6.375%, 8/01/17 (Pre-refunded to 8/01/02)                               8/02 at 102          AAA        3,667,381

    3,800,000   Sacramento Municipal Utility District (California), Electric             8/02 at 102          AAA        4,214,010
                 Revenue Bonds, 1992 Series B, 6.375%, 8/15/22
                 (Pre-refunded to 8/15/02)

    4,000,000   County of San Diego (California), Certificates of Participation          8/04 at 102          AAA        4,654,320
                 (1994 Inmate Reception Center and Cooling Plant Financing),
                 6.750%, 8/01/14 (Pre-refunded to 8/01/04)

    1,405,000   Airports Commission of San Francisco City and County,                    5/02 at 102          AAA        1,544,882
                 California, San Francisco International Airport, Second Series
                 Refunding Revenue Bonds, Issue 1, 6.300%, 5/01/11
                 (Pre-refunded to 5/01/02)

    1,330,000   Airports Commission of San Francisco City and County,                    5/03 at 102          AAA        1,482,897
                 California, San Francisco International Airport, Second Series
                 Refunding Revenue Bonds, Issue 4, 6.200%, 5/01/20
                 (Pre-refunded to 5/01/03) (Alternative Minimum Tax)

    1,000,000   Tulare County, California, Certificates of Participation (1992          11/02 at 102          AAA        1,106,710
                 Financing Project), Series A, 6.125%, 11/15/12
                 (Pre-refunded to 11/15/02)

    4,000,000   Walnut Valley Water District, California, Certificates of                2/01 at 102          AAA        4,268,760
                 Participation (Badillo/ Grand Transmission Project),
                 Series 1992, 6.125%, 2/01/18 (Pre-refunded to 2/01/01)

----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.4%

    3,450,000   M-S-R Public Power Agency (California), San Juan Project                 7/01 at 100          AAA        3,604,767
                 Revenue Bonds, Series 1991E, 6.000%, 7/01/22

    2,430,000   Modesto Irrigation District, California, Certificates of                10/01 at 100          AAA        2,580,514
                 Participation (Refunding and Capital Improvements Project),
                 Series 1991A, 6.000%, 10/01/21

    3,000,000   Northern California Power Agency, Hydroelectric Project                  7/02 at 102          AAA        3,267,390
                 Number One, Revenue Bonds, 1992 Refunding Series A,
                 6.250%, 7/01/12

    1,225,000   Turlock Irrigation District (California), Revenue Refunding             No Opt. Call          AAA        1,427,921
                 Bonds, Series 1992-A, 6.250%, 1/01/12

----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

    4,000,000   Eastern Municipal Water District (Riverside County, California),         7/01 at 101          AAA        4,244,800
                 Water and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

    1,250,000   Fairfield - Suisun Sewer District (Solano County California),            5/01 at 102          AAA        1,333,824
                 Sewer Revenue Refunding Bonds, Series 1991A, 6.250%, 5/01/16
----------------------------------------------------------------------------------------------------------------------------------
$  92,215,000   Total Investments - (cost $87,878,811) - 100.9%                                                         96,365,655
=============---------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.7%

$     700,000   California Health Facilities Financing Authority, Sutter Health                            VMIG-1          700,000
                Series B, Variable Rate Demand Bonds, 2.950%, 3/1/20+
----------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - (1.6%)                                                                 (1,564,577)
----------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $95,501,078
==================================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying pricesat later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating. (WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             PORTFOLIO OF INVESTMENTS
             NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN) MARCH 31, 1999


    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.2%

$   1,000,000   New York City Industrial Development Agency, Civic Facility             11/04 at 102          AAA       $1,116,480
                 Revenue Bonds (USTA National Tennis Center Incorporated
                 Project), 6.375%, 11/15/14

      570,000   Dormitory Authority of the State of New York, City University           No Opt. Call          AAA          701,459
                 System Consolidated, Second General Resolution Revenue
                 Bonds, Series 1990C, 7.500%, 7/01/10

    1,370,000   Dormitory Authority of the State of New York, Siena College,             7/02 at 102          AAA        1,478,463
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/11

    2,050,000   Dormitory Authority of the State of New York, Ithaca College,            7/01 at 102          AAA        2,219,043
                 Revenue Bonds, 6.500%, 7/01/10

    2,250,000   Dormitory Authority of the State of New York, New York                   7/01 at 102          AAA        2,415,083
                 University Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

    1,100,000   Dormitory Authority of the State of New York, Mount Sinai                7/01 at 102          AAA        1,187,978
                 School of Medicine, Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15

    2,500,000   Dormitory Authority of the State of New York, Marist College,            7/02 at 102          AAA        2,684,025
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/12

----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 4.6%

    2,500,000   New York State Medical Care Facilities Finance Agency, Hospital          8/02 at 102          AAA        2,708,250
                 and Nursing Home FHA - Insured Mortgage Revenue Bonds,
                 1992 Series C (Mount Sinai Hospital), 6.250%, 8/15/12

----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.8%

    1,395,000   New Hartford Housing Development Corporation, Mortgage                   7/02 at 100          AAA        1,483,638
                 Revenue Refunding Bonds, Series 1992-A (Village Point Project -
                 FHA Insured Mortgage Loan, Section 8 Assisted Project),
                 7.375%, 1/01/24

    1,245,000   New York State Housing Finance Agency, Insured Multi-Family              8/02 at 102          AAA        1,316,986
                 Housing Mortgage Revenue Bonds, Series 1992C (FHA Insured),
                 6.450%, 8/15/14

----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.0%

                Town of Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds-1992:
      505,000    5.600%, 6/15/10                                                        No Opt. Call          AAA          556,944
      525,000    5.600%, 6/15/11                                                        No Opt. Call          AAA          577,448
      525,000    5.600%, 6/15/12                                                        No Opt. Call          AAA          577,311

       20,000   The City of New York, New York, General Obligation Bonds,            8/02 at 101 1/2          AAA           21,679
                 Fiscal 1992 Series C, 6.250%, 8/01/11

----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.8%

       20,000   New York State Medical Care Facilities Finance Agency,                   8/02 at 102          AAA           21,672
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series D, 6.100%, 8/15/13

      140,000   New York State Medical Care Facilities Finance Agency,                   2/02 at 102          AAA          150,620
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

      200,000   New York State Thruway Authority, Highway and Bridge                     4/05 at 102          AAA          203,426
                 Trust Fund Bonds, Series 1995B, 5.125%, 4/01/15

    2,250,000   Triborough Bridge and Tunnel Authority (New York), Special               1/01 at 102          AAA        2,397,218
                 Obligation Refunding Bonds, Series 1991A, 6.625%, 1/01/17

----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8%

    2,500,000   Port of Authority of New York and New Jersey, Consolidated               1/05 at 101          AAA        2,773,475
                 Revenue Bonds, Ninety-Seventh Series, 6.500%, 7/15/19
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 42.4%

$   3,500,000   Metropolitan Transportation Authority (New York), Commuter               7/02 at 102          AAA       $3,836,805
                 Facilities Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

    2,250,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds, 7/02 at 102          AAA        2,475,045
                 Series J, 6.375%, 7/01/10 (Pre-refunded to 7/01/02)

      235,000   The City of New York, New York, General Obligation Bonds,            8/02 at 101 1/2          AAA          256,853
                 Fiscal 1992 Series C, 6.250%, 8/01/11 (Pre-refunded to 8/01/02)

    2,000,000   The City of New York, New York, General Obligation Bonds,                8/04 at 101          AAA        2,310,800
                 Fiscal 1994 Series B, 6.950%, 8/15/12 (Pre-refunded to 8/15/04)

    1,000,000   New York City Municipal Water Finance Authority,                     6/02 at 101 1/2          AAA        1,088,660
                 Water and Sewer System Revenue Bonds, Series 1992C,
                 6.200%, 6/15/21 (Pre-refunded to 6/15/02)

      630,000   New York City Municipal Water Finance Authority,                         6/01 at 100          AAA          666,219
                 Water And Sewer System Revenue Bonds, Fiscal 1992 Series A,
                 6.250%, 6/15/21 (Pre-refunded to 6/15/01)

    1,560,000   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call          AAA        1,956,146
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

    2,400,000   Dormitory Authority of the State of New York, Hamilton College,          7/01 at 102          AAA        2,597,904
                 Insured Revenue Bonds, Series 1991, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    1,965,000   New York State Medical Care Facilities Finance Agency,                   2/02 at 102          AAA        2,135,621
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

    2,500,000   New York State Medical Care Facilities Finance Agency,                   2/05 at 102          AAA        2,896,825
                 New York Hospital FHA - Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

      230,000   New York State Medical Care Facilities Financing Agency,                 8/02 at 102          AAA          251,365
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series D, 6.100%, 8/15/13 (Pre-refunded to 8/15/02)

    1,500,000   New York State Thruway Authority, General Revenue Bonds,                 1/02 at 100          AAA        1,571,685
                 Series A, 5.500%, 1/01/23 (Pre-refunded to 1/01/02)

    2,000,000   New York State Thruway Authority, Local Highway and                      4/02 at 102          AAA        2,149,480
                 Bridge Service Contract Bonds, Series 1992, 6.000%, 4/01/10
                 (Pre-refunded to 4/01/02)

      485,000   Suffolk County Water Authority (New York), Waterworks Revenue           No Opt. Call          AAA          574,206
                 Bonds, Series 1986-V, 6.750%, 6/01/12

----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.6%

    1,945,000   New York State Power Authority, General Purpose Bonds,                   1/02 at 102          AAA        2,088,133
                 Series 1992 AA, 6.250%, 1/01/23

----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.9%

    4,900,000   New York City Municipal Water Finance Authority,                     6/02 at 101 1/2          AAA        5,094,333
                 Water and Sewer System Revenue Bonds,
                 Fiscal 1993 Series A, 5.750%, 6/15/18

      620,000   New York City Municipal Water Finance Authority,                         6/01 at 100          AAA          650,063
                 Water And Sewer System Revenue Bonds,
                 Fiscal 1992 Series A, 6.250%, 6/15/21
----------------------------------------------------------------------------------------------------------------------------------
$  52,385,000   Total Investments - (cost $52,269,156) - 98.1%                                                          57,191,341
=============---------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.9%                                                                    1,111,489
----------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $58,302,830
==================================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
MARCH 31, 1999
                                                                                                     INSURED         INSURED
                                                                                                  CALIFORNIA        NEW YORK
                                                     SELECT          SELECT          SELECT           SELECT          SELECT
                                                   TAX-FREE      TAX-FREE 2      TAX-FREE 3         TAX-FREE        TAX-FREE
----------------------------------------------------------------------------------------------------------------------------
ASSETS

 Investments in municipal securities,
   at market value (note 1)                    $251,052,526    $267,186,906    $191,299,200      $96,365,655     $57,191,341
 Temporary investments in short-term
   municipal securities, at amortized
   cost, which approximates market value
   (note 1)                                              --       1,000,000        1,200,000         700,000              --
 Cash                                                    --              --              --          127,975         614,183
 Receivables:
   Interest                                       5,154,674       4,720,566       3,118,907        1,453,196         803,331
   Investments sold                                  95,000         228,769              --               --              --
 Other assets                                        25,642          27,106          24,331           15,331          14,259
----------------------------------------------------------------------------------------------------------------------------
      Total assets                              256,327,842     273,163,347     195,642,438       98,662,157      58,623,114
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                     237,705         420,783         425,947               --              --
 Payable for investments purchased                       --              --              --        2,662,341              --
 Accrued expenses:
   Surveillance and administration fees (note 6)     52,700          67,345          48,746          24,338           14,864
   Other                                            174,405         159,009         121,500           61,434          51,461
 Dividends payable                                1,228,357       1,276,438         881,561          412,966         253,959
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                           1,693,167       1,923,575       1,477,754        3,161,079         320,284
----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                            $254,634,675    $271,239,772    $194,164,684      $95,501,078     $58,302,830
============================================================================================================================
Shares outstanding                               16,378,097      17,607,068      12,964,123        6,257,068       3,907,068
============================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)     $  15.55        $  15.41        $  14.98         $  15.26        $   14.92
============================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1999
                                                                                                             INSURED       INSURED
                                                                                                          CALIFORNIA      NEW YORK
                                                         SELECT            SELECT            SELECT           SELECT        SELECT
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3         TAX-FREE      TAX-FREE
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                          $15,725,652       $16,475,098       $11,425,548       $5,388,393    $3,324,326
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Surveillance and administration fees (note 6)          622,930           795,267           575,140          286,569       175,438
 Shareholders' servicing agent fees and expenses         50,050            47,993            36,842           13,253         9,134
 Custodian's fees and expenses                           53,154            54,384            47,872           35,886        33,031
 Trustees' fees and expenses (note 6)                    21,646            22,885            16,362            8,111         5,095
 Professional fees                                       16,330            16,378            16,144           14,669        14,567
 Shareholders' reports - printing and mailing expenses   98,008            99,175            72,540           31,560        24,703
 Stock exchange listing fees                             24,262            24,262            24,262           16,170        16,170
 Investor relations expense                              24,075            24,773            17,998            7,767         5,114
 Other expenses                                          12,631            12,318             9,451            5,476         4,187
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                          923,086         1,097,435           816,611          419,461       287,439
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                14,802,566        15,377,663        10,608,937        4,968,932     3,036,887
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                          50,661             1,568                --          102,624          (639)
 Net change in unrealized appreciation
   or depreciation of investments                    (1,343,004)         (572,900)          325,764          220,687        63,716
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     (1,292,343)         (571,332)          325,764          323,311        63,077
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $13,510,223       $14,806,331       $10,934,701       $5,292,243    $3,099,964
==================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                         SELECT TAX-FREE                    SELECT TAX-FREE 2                 SELECT TAX-FREE 3
                                  -----------------------------       -----------------------------    ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       3/31/99          3/31/98           3/31/99           3/31/98          3/31/99        3/31/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income            $ 14,802,566     $ 14,826,057      $ 15,377,663      $ 15,413,609    $ 10,608,937   $ 10,628,855
 Net realized gain (loss)
   from investment
   transactions
   (notes 1 and 4)                      50,661          (17,707)            1,568           (20,819)             --             --
 Net change in unrealized
   appreciation
   or depreciation
   of investments                   (1,343,004)       7,729,748          (572,900)        8,791,112         325,764      7,940,296
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  13,510,223       22,538,098        14,806,331        24,183,902      10,934,701     18,569,151
----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM UNDISTRIBUTED NET
 INVESTMENT INCOME (NOTE 1)        (14,740,297)     (14,765,019)      (15,318,159)      (15,608,661)    (10,669,473)  (10,734,291)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       (1,230,074)       7,773,079          (511,828)        8,575,241         265,228      7,834,860
Net assets at beginning of year    255,864,749      248,091,670       271,751,600       263,176,359     193,899,456    186,064,596
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $254,634,675     $255,864,749      $271,239,772      $271,751,600    $194,164,684   $193,899,456
==================================================================================================================================

Balance of undistributed net
    investment income at
    end of year                     $  194,939       $  132,670        $  107,446        $   47,942        $ 43,553      $  19,044
==================================================================================================================================
                                                               INSURED CALIFORNIA SELECT TAX-FREE INSURED NEW YORK SELECT TAX-FREE
                                                             ------------------------------------ --------------------------------
                                                                   YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                     3/31/99           3/31/98          3/31/99         3/31/98
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                            $4,968,932       $ 4,981,811      $ 3,036,887     $ 3,046,992
 Net realized gain (loss) from investment
     transactions (notes 1 and 4)                                    102,624             2,045             (639)         (1,028)
 Net change in unrealized appreciation or
     depreciation of investments                                     220,687         4,310,650           63,716       2,470,172
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         5,292,243         9,294,506        3,099,964       5,516,136
----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM UNDISTRIBUTED NET
 INVESTMENT INCOME (NOTE 1)                                       (4,955,598)       (5,024,425)      (3,047,515)     (3,047,514)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                           336,645         4,270,081           52,449       2,468,622
Net assets at beginning of year                                   95,164,433        90,894,352       58,250,381      55,781,759
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                        $95,501,078       $95,164,433      $58,302,830     $58,250,381
==================================================================================================================================

Balance of undistributed net investment income at end of year     $   22,833         $   9,499       $   71,493      $   82,121
==================================================================================================================================

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Trusts covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen Insured California Select Tax-Free Income Portfolio
(NXC) and Nuveen Insured New York Select Tax-Free Income Portfolio (NXN).

The Trusts are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The Trusts' investment adviser, Nuveen Institutional Advisory Corp. ( the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, administers the investments and maintains ongoing surveillance of such investments to insure that they continue to meet the Trusts' investment objectives and credit quality standards. The Adviser does not intend to adjust the portfolios except 1) to invest interest payments on municipal obligations that are not currently needed to pay dividends or expenses; 2) to reinvest principal payments on municipal obligations resulting from their maturity or early redemption; 3) to sell municipal obligations when the Adviser believes that continuing to hold them would be inconsistent with maintaining the Trusts' high credit quality, and to reinvest the proceeds of such sales; and 4) for certain other purposes.

The Trusts intend to liquidate all of their assets no later than the year 2017, unless extended, making a single liquidating distribution to shareholders at that time. Any extension of these dates may be made only by an amendment to each Trust's declaration of Trust approved by the Board of Trustees and by the shareholders.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in each investment portfolio are provided by a pricing service approved by the Trust's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 1999, Insured California Select Tax-Free had outstanding when-issued purchase commitments of $2,662,341. There were no such outstanding purchase commitments in any of the other Trusts.

INVESTMENT INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

INCOME TAXES
Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. In light of the Adviser's intention not to adjust the Trusts' investments except under limited conditions, it is expected that the Trusts will generally realize minimal, if any, amounts of both net realized capital gains and market discount. The Trusts intend to retain such minimal amounts and, therefore, will record a provision for federal income taxes on the amounts retained. To the extent more significant amounts of net capital gains are realized, the Trusts may elect to distribute such amounts to shareholders and no federal income tax provision on these amounts will then be required.

Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax for all Trusts and exempt from California state income taxes for Insured California Select Tax-Free and from New York state income taxes for Insured New York Select Tax-Free, to retain such tax-exempt status when distributed to shareholders of the Trusts. All income dividends paid during the fiscal year ended March 31, 1999, have been designated Exempt Interest Dividends.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INSURANCE
Insured California Select Tax-Free and Insured New York Select Tax-Free invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Trusts' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Trusts ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Trust. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Trusts' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Trusts the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts are not authorized to invest in derivative financial instruments.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. TRUST SHARES
There were no share transactions during the fiscal year ended March 31, 1999, nor during the fiscal year ended March 31, 1998, in any of the Trusts.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Trusts declared dividend distributions from their tax-exempt net investment income which were paid May 3, 1999, to shareholders of record on April 15, 1999, as follows:


                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0750        $.0725       $.0680       $.0660       $.0650
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities during the fiscal year ended March 31, 1999, were as follows:


                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $3,402,295    $2,579,976     $     --   $2,662,341     $     --
   Temporary municipal securities          6,900,000     8,785,000    4,200,000    2,400,000    6,000,000
Sales and Maturities:
   Long-term municipal securities          3,121,240     2,235,000      230,000      518,060       15,000
   Temporary municipal securities          6,900,000     8,785,000    3,500,000    1,900,000    6,565,000
=========================================================================================================

At March 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Trust.

At March 31, 1999, the Trusts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Expiration year:
   2001                                       $   --        $   --   $  200,114     $193,438     $618,333
   2002                                           --            --       15,243           --          432
   2003                                           --            --           --           --        1,954
   2004                                       79,117            --      170,137           --      321,550
   2005                                       31,707        44,455      674,505           --        1,480
   2006                                       24,357        44,578        3,603           --          828
   2007                                           --            --           --           --          933
---------------------------------------------------------------------------------------------------------
Total                                       $135,181       $89,033   $1,063,602     $193,438     $945,510
=========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 1999, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $26,784,369   $25,363,768  $16,689,689   $8,486,844   $4,922,185
   depreciation                                   --           (60)          --           --           --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $26,784,369   $25,363,708  $16,689,689   $8,486,844   $4,922,185
=========================================================================================================

6. SURVEILLANCE AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES Under the Trusts' investment management agreements with the Adviser, each Trust pays an annual surveillance and administration fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Trust:

                                                                                        SELECT TAX-FREE 2
                                                                                        SELECT TAX-FREE 3
                                                                       INSURED CALIFORNIA SELECT TAX-FREE
AVERAGE DAILY NET ASSET VALUE                          SELECT TAX-FREE   INSURED NEW YORK SELECT TAX-FREE
---------------------------------------------------------------------------------------------------------
For the first $125 million                             .2500 of 1%                        .3000 of 1%
For the next $125 million                              .2375 of 1                         .2875 of 1
For the next $250 million                              .2250 of 1                         .2750 of 1
For the next $500 million                              .2125 of 1                         .2625 of 1
For the next $1 billion                                .2000 of 1                         .2500 of 1
For net assets over $2 billion                         .1875 of 1                         .2375 of 1
=========================================================================================================

The fee compensates the Adviser for performing ongoing administration, surveillance and portfolio adjustment services. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS

At March 31, 1999, each Trust had an unlimited number of $.01 par value shares of beneficial interest authorized. Net assets consisted of:

                                                                                                      INSURED      INSURED
                                                                                                   CALIFORNIA     NEW YORK
                                                               SELECT        SELECT       SELECT       SELECT       SELECT
                                                             TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
--------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                            $  163,781    $  176,071   $  129,641   $   62,571   $   39,071
Paid-in surplus                                           227,626,767   245,681,943  178,365,403   87,122,268   54,215,788
Balance of undistributed net investment income                194,939       107,446       43,553       22,833       71,493
Accumulated net realized gain (loss) from
   investment transactions                                   (135,181)      (89,396)  (1,063,602)    (193,438)    (945,707)
Net unrealized appreciation of investments                 26,784,369    25,363,708   16,689,689    8,486,844    4,922,185
--------------------------------------------------------------------------------------------------------------------------
Net assets                                               $254,634,675  $271,239,772 $194,164,684  $95,501,078  $58,302,830
==========================================================================================================================

8. INVESTMENT COMPOSITION
At March 31, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Education and Civic Organizations                  3%           6%           3%           2%          21%
Forest and Paper Products                          2            3           --           --           --
Health Care                                        9            8            9            8            5
Housing/Multifamily                                8            9           10           --            5
Housing/Single Family                              8            7            4           --           --
Tax Obligation/General                             6            1            3            7            3
Tax Obligation/Limited                            10            7            4           18            5
Transportation                                     8            6           11           12            5
U.S. Guaranteed                                   44           48           39           36           43
Utilities                                          1           --           11           11            3
Water and Sewer                                    1            3            6            6           10
Other                                             --            2           --           --           --
--------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
========================================================================================================

Certain long-term and intermediate-term investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (51% for Select Tax-Free, 61% for Select Tax-Free 2, 47% for Select Tax-Free 3, 100% for Insured California Select Tax-Free, and 100% for Insured New York Select Tax-Free). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

       FINANCIAL HIGHLIGHTS

       Selected data for a share outstanding
       throughout each period is as follows:

                                                 INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                             ----------------------------------     --------------------------------------------
                                                               NET
                                                               REALIZED/
                                 BEGINNING       NET           UNREALIZED                 NET
                                 NET ASSET       INVESTMENT    INVESTMENT                 INVESTMENT        CAPITAL
                                 VALUE           INCOME        GAIN (LOSS) TOTAL          INCOME            GAINS         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE
Year Ended 3/31:
       1999                     $15.62          $.90        $(.07)        $ .83          $(.90)           $--            $(.90)
       1998                      15.15           .90          .47          1.37           (.90)            --             (.90)
       1997                      15.07           .90          .10          1.00           (.92)            --             (.92)
       1996                      14.71           .91          .39          1.30           (.94)            --             (.94)
       1995                      14.68           .91          .11          1.02           (.95)          (.04)            (.99)
       1994                      15.03           .91         (.31)          .60           (.95)            --             (.95)
SELECT TAX-FREE 2
Year Ended 3/31:
       1999                      15.43           .87         (.02)          .85           (.87)            --             (.87)
       1998                      14.95           .88          .49          1.37           (.89)            --             (.89)
       1997                      14.92           .88          .04           .92           (.89)            --             (.89)
       1996                      14.57           .88          .38          1.26           (.91)            --             (.91)
       1995                      14.55           .89          .04           .93           (.91)            --             (.91)
       1994                      14.76           .88         (.18)          .70           (.91)            --             (.91)
SELECT TAX-FREE 3
Year ended 3/31:
       1999                      14.96           .82          .02           .84           (.82)            --             (.82)
       1998                      14.35           .82          .62          1.44           (.83)            --             (.83)
       1997                      14.23           .82          .13           .95           (.83)            --             (.83)
       1996                      13.90           .83          .34          1.17           (.84)            --             (.84)
       1995                      13.83           .80          .11           .91           (.84)            --             (.84)
       1994                      14.27           .82         (.42)          .40           (.84)            --             (.84)
INSURED CALIFORNIA SELECT TAX-FREE
Year ended 3/31:
       1999                      15.21           .79          .05           .84           (.79)            --             (.79)
       1998                      14.53           .79          .69          1.48           (.80)            --             (.80)
       1997                      14.42           .80          .11           .91           (.80)            --             (.80)
       1996                      14.16           .80          .27          1.07           (.81)            --             (.81)
       1995                      13.92           .80          .26          1.06           (.82)            --             (.82)
       1994                      14.53           .79         (.58)          .21           (.82)            --             (.82)
INSURED NEW YORK SELECT TAX-FREE
Year ended 3/31:
       1999                      14.91           .78          .01           .79           (.78)            --             (.78)
       1998                      14.28           .78          .63          1.41           (.78)            --             (.78)
       1997                      14.25           .78          .03           .81           (.78)            --             (.78)
       1996                      14.04           .78          .21           .99           (.78)            --             (.78)
       1995                      13.86           .77          .19           .96           (.78)            --             (.78)
       1994                      14.37           .76         (.49)          .27           (.78)            --             (.78)
                                                                   TOTAL RETURN
                                                          ---------------------------
                                 ENDING          ENDING       BASED ON      BASED ON
                                 NET ASSET       MARKET       MARKET        NET ASSET
                                 VALUE           VALUE        VALUE*        VALUE
-------------------------------------------------------------------------------------
SELECT TAX-FREE
Year Ended 3/31:
       1999                     $15.55          $16.3750       9.02%       5.43%
       1998                      15.62           15.8750      14.06        9.24
       1997                      15.15           14.7500       4.58        6.79
       1996                      15.07           15.0000       9.14        8.97
       1995                      14.71           14.6250       9.14        7.38
       1994                      14.68           14.3750        .23        3.85
SELECT TAX-FREE 2
Year Ended 3/31:
       1999                      15.41           15.8750       9.51        5.63
       1998                      15.43           15.3125      14.92        9.34
       1997                      14.95           14.1250        .93        6.34
       1996                      14.92           14.8750      13.02        8.79
       1995                      14.57           14.0000       8.84        6.74
       1994                      14.55           13.7500       (.94)       4.63
SELECT TAX-FREE 3
Year ended 3/31:
       1999                      14.98           15.2500      7.78         5.76
       1998                      14.96           14.9375     19.38        10.24
       1997                      14.35           13.2500      3.30         6.85
       1996                      14.23           13.6250     11.41         8.56
       1995                      13.90           13.0000      2.82         6.97
       1994                      13.83           13.5000      1.37         2.64
INSURED CALIFORNIA SELECT TAX-FREE
Year ended 3/31:
       1999                      15.26           15.7500      8.22         5.65
       1998                      15.21           15.3125     16.52        10.41
       1997                      14.53           13.8750      3.06         6.46
       1996                      14.42           14.2500      9.80         7.67
       1995                      14.16           13.7500      4.47         7.97
       1994                      13.92           14.0000      (.51)        1.19
INSURED NEW YORK SELECT TAX-FREE
Year ended 3/31:
       1999                      14.92           15.1250      6.14         5.40
       1998                      14.91           15.0000     18.31        10.07
       1997                      14.28           13.3750      4.91         5.79
       1996                      14.25           13.5000      8.94         7.13
       1995                      14.04           13.1250      3.43         7.28
       1994                      13.86           13.5000     (2.54)        1.68
                                                 RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------
                                                               RATIO OF NET
                                                 RATIO OF      INVESTMENT
                                 ENDING          EXPENSES TO   INCOME TO    PORTFOLIO
                                 NET ASSETS      AVERAGE       AVERAGE      TURNOVER
                                 (000)           NET ASSETS    NET ASSETS   RATE
------------------------------------------------------------------------------------
SELECT TAX-FREE
Year Ended 3/31:
       1999                     $254,635         .36%          5.78%        1%
       1998                      255,865         .36           5.83         1
       1997                      248,092         .39           5.97         1
       1996                      246,858         .36           6.02         1
       1995                      240,890         .37           6.32        17
       1994                      240,398         .38           5.90        10
SELECT TAX-FREE 2
Year Ended 3/31:
       1999                      271,240         .40           5.65         1
       1998                      271,752         .40           5.72        --
       1997                      263,176         .42           5.86         2
       1996                      262,768         .42           5.89         1
       1995                      256,548         .41           6.22        12
       1994                      256,098         .41           5.79         1
SELECT TAX-FREE 3
Year ended 3/31:
       1999                      194,165         .42           5.45        --
       1998                      193,899         .42           5.56        --
       1997                      186,065         .44           5.74         5
       1996                      184,464         .44           5.79         4
       1995                      180,226         .51           6.09         7
       1994                      89,988          .48           5.60         8
INSURED CALIFORNIA SELECT TAX-FREE
Year ended 3/31:
       1999                      95,501          .44           5.20         1
       1998                      95,164          .44           5.31        --
       1997                      90,894          .45           5.47        --
       1996                      90,223          .44           5.50        --
       1995                      88,586          .48           5.77         7
       1994                      87,116          .47           5.27        --
INSURED NEW YORK SELECT TAX-FREE
Year ended 3/31:
       1999                      58,303          .49           5.19        --
       1998                      58,250          .49           5.30        --
       1997                      55,782          .51           5.42        --
       1996                      55,682          .48           5.44        --
       1995                      54,855          .57           5.63        14
       1994                      54,159          .54           5.14        --

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio, and Nuveen Insured New York Select Tax-Free Income Portfolio as of March 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Insured California Select Tax-Free Income Portfolio, and Nuveen Insured New York Select Tax-Free Income Portfolio at March 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
May 14, 1999

Fund Information

BOARD OF TRUSTEES
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


Each Portfolio intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-months ended March 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of:JOHN NUVEEN, SR.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
helping investors sustain the wealth of a lifetime(tm).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      PAN-1-3-99